NORTH TRACK FUNDS, INC.
                      250 East Wisconsin Avenue, Suite 2000
                            Milwaukee, WI 53202-4298


Dear Shareholder of the North Track Government Fund:

     A Special Meeting of the Shareholders of the North Track Government Fund (the "North Track Fund") a mutual fund series of North Track Funds, Inc., will be held at 10:00 a.m. on Thursday, April 28, 2005 at the offices of B.C. Ziegler and Company, 250 East Wisconsin Avenue, Suite 2000, Milwaukee, Wisconsin.

     At  the  Special  Meeting,   you  will  be  asked  to  approve  a  proposed
reorganization of the North Track Fund into Federated Government Income Securities, Inc. (the "Federated Fund"), a mutual fund managed by Federated Investment Management Company ("FIMCO"). If the reorganization is approved, holders of Class A, B and C shares of the North Track Fund will receive Class A shares of the Federated Fund in exchange for their North Track Fund shares. The aggregate net asset value of the Federated Fund shares you receive in the reorganization will be equal to the value of the North Track Fund shares you exchange in the transaction. The enclosed Prospectus/Proxy Statement describes the proposed reorganization in detail.

     The Board of Directors of North Track Funds, Inc. unanimously believes that the proposed reorganization is in the best interests of the North Track Fund and its shareholders and unanimously recommends that you vote FOR the reorganization.



     The Federated Fund, like the North Track Fund, seeks current income by investing primarily in U.S. government securities, although the Federated Fund invests to a significantly greater extent in mortgage-backed securities of agencies sponsored by the U.S. Government (such as the Federal National Mortgage Association and the Federal Home Loan Bank Corporation) while the North Track Fund invests mostly in U.S. Treasury securities. As a result, the Federated Fund has experienced better historical average annual total returns than the North Track Fund. Class A shares of the Federated Fund also have an annual expense ratio of 1.47% (or 0.98% after voluntary fee waivers) compared to the North Track Fund's annual expense ratios of 1.42%, 2.19% and 2.17% for Class A, B and C shares, respectively. The Federated Fund is considerably larger than the North Track Fund, with total assets of approximately $750 million as December 31, 2004 compared to $23.5 million for the North Track Fund, giving the Federated Fund the potential for greater trading efficiencies, stability and economies of scale. The investment advisor and distributor to the Federated Fund are FIMCO and Federated Securities Corp., respectively, which are subsidiaries of Federated Investors, Inc., a New York Stock Exchange listed financial services company founded in 1955 that manages 133 mutual funds and has $179 billion of assets under management as of December 31, 2004.



     Remember, your vote is important. PLEASE TAKE A MOMENT TO SIGN, DATE AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED PROMPTLY.

     If you have any questions regarding the Special Meeting, please feel free to call us at 1-800-826-4600.

                                          Sincerely,

                                          David G. Stoeffel
                                          President

March 10, 2005


            TRANSFER OF ASSETS OF NORTH TRACK GOVERNMENT FUND TO AND
 IN EXCHANGE FOR CLASS A SHARES OF FEDERATED GOVERNMENT INCOME SECURITIES, INC.

                              QUESTION AND ANSWERS


     The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY NORTH TRACK GOVERNMENT FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

     If the proposed reorganization is approved, you will become a shareholder of Federated Government Income Securities, Inc. (the "Federated Government Income Fund"), a mutual fund managed by Federated Investment Management Company, on or about April 29, 2005, and will no longer be a shareholder of the North Track Government Fund. The North Track Government Fund will cease operations at that time pursuant to the reorganization. You will automatically receive Class A shares of the Federated Government Income Fund having an aggregate value equal to the value of your North Track Government Fund shares at the time of the reorganization. Whether you own Class A, B or C shares of the North Track Government Fund will not matter. All shareholders of the North Track Government Fund will receive Class A shares of the Federated Government Income Fund. No front-end sales charge will be imposed on the Class A shares of the Federated Government Income Fund you receive in the reorganization and no contingent deferred sales charge will be imposed on the North Track Government Fund shares you give up in the reorganization. You will not be required to take any affirmative steps or incur any costs to receive the Federated Government Income Fund shares in the reorganization.

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?



     The benefits of the proposed reorganization to you as a shareholder of the North Track Government Fund are several. The Federated Government Income Fund's investment objective and strategies allow it to invest in a wider variety of U.S. Government and agency securities, including mortgage-backed securities, than the North Track Government Fund, and the Federated Government Income Fund's historical average annual total returns have been better than the returns of the North Track Government Fund. In addition, assuming continuation of voluntary fee waivers, Class A shares of the Federated Government Income Fund have a considerably lower total annual expense ratio (0.98% after voluntary fee waivers) than Class A shares of the North Track Government Fund (1.42%). The Federated Government Income Fund's Class A shares expense ratio is especially attractive when compared to the expense ratios for Class B and C shares of the North Track Government Fund (2.19% and 2.17%, respectively). The Federated Government Income Fund, with total assets of approximately $750 million (as of December 31, 2004), is also significantly larger than the North Track Government Fund (which had total assets of $23.5 million as of December 31, 2004). Its size may enable the Federated Government Income Fund to enjoy economies of scale, such as potentially lower operating expenses and the possibility for more efficient execution for its portfolio purchases and sales, and to own a more diverse portfolio of securities and other investments. Neither the Board of Directors of North Track Funds, Inc. nor B.C. Ziegler and Company, the investment adviser and distributor for the North Track Government Fund believes that the North Track Government Fund will be able to generate enough growth over the foreseeable future to achieve economies of scale by remaining a series of North Track.



     The reorganization will also enable you to become a holder of Class A shares of the Federated Government Income Fund on a tax-free, load-free basis, and thereafter you will be able to exchange your Class A shares of the Federated Government Income Fund for Class A shares of any other Federated mutual fund without a sales load.

HOW DO THE FUNDS' INVESTMENT OBJECTIVES AND STRATEGIES COMPARE?

     Both Funds generally seek current income by investing in U.S. Government and agency securities but there are some noteworthy differences between the Federated Government Income Fund and the North Track Government Fund in terms of their specific investment objectives and principal strategies. The Federated Government Income Fund seeks to provide current income by investing primarily in U.S. Government securities, including mortgage-backed securities. The Federated Government Income Fund invests a significant amount of its assets in mortgage-backed securities issued by Federal National Mortgage Association
(FNMA), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Bank System, which are considered U.S. Government-sponsored entities but are not backed by the full faith and credit of the U.S. Government. The Federated Government Income Fund is therefore subject to greater risk than the North Track Government Fund, including prepayment risk. The North Track Government Fund takes a more conservative approach. It seeks the highest total return, consistent with preserving principal, by investing in instruments and obligations issued by the U.S. Treasury or backed by the full faith and credit of the U.S. Government or its agencies and instrumentalities such as the Government National Mortgage Association (GNMA) and Small Business Administration. Although the North Track Government Fund may invest in FNMA and FHLMC securities it only does so to a limited extent.

HOW DO THE EXPENSE RATIOS OF THE TWO FUNDS COMPARE?

     As a shareholder of the Federated Government Income Fund you will experience a significantly reduced expense ratio (i.e., the fund's annual operating expenses expressed as a percentage of its average daily net assets), assuming that its adviser (Federated Investment Management Company) and distributor (Federated Securities Corp.) continue voluntary fee waivers as they have done over the past several years. The current expense ratio for Class A shares of the Federated Government Income Fund is 0.98% per year after voluntary waivers (1.47% without waivers), compared to 1.42%, 2.19% and 2.17% for Class A, B and C shares, respectively, of the North Track Government Fund. Because the holders of Class B and C shares of the North Track Government Fund will receive Class A shares of the Federated Government Income Fund in the reorganization, they will enjoy a significant reduction in the expense ratio.

HOW DO THE FUNDS COMPARE IN TERMS OF HISTORICAL PERFORMANCE?

     The historical performance of the Federated Government Income Fund has generally been superior to that of the North Track Government Fund. The following table shows the average annual total returns (before deducting the applicable sales charge) for Class A shares of the two funds for the one-, three-, five- and 10-year (or, if shorter, since inception) periods ended December 31, 2004:


                              1 Year      3 Years     5 Years    10 Year/Since
                                                                 Inception
Federated Government
Income Fund
(inception: 8/5/96)           3.59%       5.59%       6.92%      6.25%

North Track
Government Fund               0.17%       2.50%       4.82%      5.63%

Past performance is no guarantee of future results.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

     The proposed reorganization will not be a taxable event for federal income tax purposes. You will not recognize any capital gain or loss as a direct result of the reorganization. Your tax basis in your North Track Government Fund shares will carry over to the Class A shares of the Federated Government Income Fund you receive in the reorganization.

WHAT PRIVILEGES WILL I HAVE AS A SHAREHOLDER OF THE FEDERATED GOVERNMENT INCOME FUND?

     As a holder of Class A shares of the Federated Government Income Fund, you will have the right to exchange your Federated Government Income Fund shares into Class A shares of any other Federated mutual fund without having to pay a front-end or contingent deferred sales charge. There are currently 133 other Federated funds, including a full range of different types of equity, fixed-income and money market funds. If you would like to add to your Class A holdings of the Federated Government Income Fund after the reorganization, you will be credited with having purchased the Class A shares you receive in the reorganization for purposes of rights of accumulation and possible sales load reductions. If, after the Reorganization, you decide to redeem your Class A Shares of the Federated Government Income Fund you may do so without paying a contingent deferred sales charge.

     Federated also offers systematic investment and withdrawal programs, as well as purchases and redemptions by wire and telephone redemption and exchange privileges.

WHO ARE THE INVESTMENT ADVISER AND DISTRIBUTOR TO THE FEDERATED GOVERNMENT INCOME FUND?



     The investment adviser to the Federated Government Income Fund is Federated Investment Management Company ("FIMCO") and the distributor of its shares is Federated Securities Corp. ("FSC"). Both FIMCO and FSC are affiliated with
Federated Investors, Inc., a New York Stock Exchange company founded in 1955 with approximately $179 billion of assets and 133 mutual funds under management as of December 31, 2004. Federated Investors, together with FIMCO, FSC, a number of other affiliated advisers and distributors, the Federated Government Income Fund and other Federated mutual funds have been named in several class action and other lawsuits regarding market timing and late trading allegations.
Federated  Investors  is  also in  discussions  with  the  SEC and the New  York
Attorney General to resolve related investigations and enforcement actions. Although Federated does not believe that these matters will have a material adverse effect on the Federated mutual funds, there can be no assurance that the lawsuits, regulatory actions, ongoing adverse publicity and other related developments will not result in increased redemptions, reduced sales of fund shares or other adverse consequences. The North Track Board reviewed Federated's possible legal and regulatory exposure in considering the proposed Reorganization.



WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

     Federated Investors, Inc. and B.C. Ziegler and Company, and not the North Track Government Fund or the Federated Government Income Fund, will pay the costs and expenses related to the proposed reorganization.

HOW DOES THE BOARD OF DIRECTORS OF THE FUND RECOMMEND I VOTE?

     The Board of Directors of North Track Funds, Inc., including all of its independent directors, unanimously approved the proposed reorganization as being in the best interests of the North Track Government Fund shareholders, and unanimously recommends that shareholders approve it as well.

HOW DO I VOTE MY SHARES?



You can vote in any one of the following ways:

o By mail: complete and sign the enclosed proxy card and mail it in the enclosed postage-paid envelope.

o By telephone: call 1-800-690-6903, follow the simple recorded instructions and have your proxy card nearby.

o By Internet: log on to www.proxyweb.com, follow the simple instructions and have your proxy card nearby.

o     In person at the shareholders' meeting.



HOW DO I SIGN THE PROXY CARD?

Individual Accounts:    Shareholders  should  sign  exactly as their  names
                        appear on the account registration shown on the card.

Joint Accounts:         Both  owners  must  sign  exactly  as their  names
                        appear  in the registration.

All Other Accounts:     The  person  signing  must  indicate  his  or  her
                        capacity. For example, a trustee for a trust or other entity should sign, "Jane F. Doe, Trustee."


                             NORTH TRACK FUNDS, INC.

                           NORTH TRACK GOVERNMENT FUND


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD April 28, 2005


     TO THE SHAREHOLDERS OF NORTH TRACK GOVERNMENT FUND, a mutual fund series of North Track Funds, Inc.:

     A Special Meeting of the Shareholders of North Track Government Fund (the "North Track Fund") will be held at 10:00 a.m., on Thursday, April 28, 2005 at the offices of B.C. Ziegler and Company, 250 East Wisconsin Avenue, Milwaukee, Wisconsin, for the following purposes:

1. To approve a proposed Agreement and Plan of Reorganization pursuant to which Federated Government Income Securities, Inc. (the "Federated Fund") would acquire all of the assets of the North Track Fund (less amounts sufficient to satisfy liabilities) in exchange solely for the issuance of Class A shares of the Federated Fund to be distributed pro rata by the North Track Fund to its shareholders, in complete liquidation and termination of the North Track Fund; and

2. To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed March 1, 2005, as the record date for the determination of the shareholders entitled to vote at the Special Meeting.

                                   By Order of the Board of Directors,



                                   S. Charles O'Meara
                                   Secretary


March 10, 2005




------------------------------------------------------------------------------
You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly signing and returning the enclosed proxy card. If you are unable to attend the meeting, please mark, sign, date and return the enclosed proxy card so that the necessary quorum may be represented at the special meeting. The enclosed envelope requires no postage if mailed in the United States.
-------------------------------------------------------------------------------




                           PROSPECTUS/PROXY STATEMENT

                                 March 10, 2005

                          Acquisition of the Assets of

                           NORTH TRACK GOVERNMENT FUND
                 a mutual fund series of North Track Funds, Inc.

                            250 East Wisconsin Avenue
                                   Suite 2000
                           Milwaukee, Wisconsin 53202
                          Telephone No: 1-800-826-4600

                    By and in exchange for Class A Shares of
                  FEDERATED GOVERNMENT INCOME SECURITIES, INC.

                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000
                          Telephone No: 1-800-341-7400

------------------------------------------------------------------------------

     This Prospectus/Proxy Statement describes an Agreement and Plan of Reorganization (the "Plan") pursuant to which Federated Government Income Securities, Inc. (the "Federated Fund") would acquire all of the assets (less amounts sufficient to satisfy liabilities) of the North Track Government Fund (the "North Track Fund"), in exchange solely for the issuance of Class A Shares of the Federated Fund (the "Reorganization"). The Federated Fund's Class A Shares will be distributed pro rata by the North Track Fund to its shareholders in complete liquidation and termination of the North Track Fund. As a result of the Reorganization, each owner of Class A Shares, Class B Shares and Class C Shares of the North Track Fund will become the owner of Class A Shares of the Federated Fund having a total net asset value ("NAV") equal to the total NAV of his or her holdings in the North Track Fund on the date of the Reorganization (the "Closing Date"). A form of the Plan is attached as Exhibit A.

     The Board of Directors of North Track Funds, Inc. ("North Track") and B.C. Ziegler and Company ("Ziegler"), the North Track Fund's investment adviser, each believe that the proposed Reorganization is in the best interests of the North Track Fund and its shareholders. For a comparison of the investment objectives, policies and limitations, risks and fees of the North Track Fund and the Federated Fund, see "Summary - Comparison of Investment Objectives, Policies, and Limitations - Comparison of Risks," and "Comparative Fee Tables" respectively.

     This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about the Federated Fund that a prospective investor should know before investing. This Prospectus/Proxy Statement is accompanied by the Prospectus of the Federated Fund dated April 30, 2004 which is incorporated herein by reference. A Statement of Additional Information for the Federated Fund dated April 30, 2004, a Prospectus and a Statement of Additional Information for the North Track Fund dated March 1, 2005, and a Statement of Additional Information relating to this Prospectus/Proxy Statement dated March 10, 2005, have been filed with the Securities and Exchange Commission (the "Commission") and are incorporated herein by reference. Further information about the Federated Fund's performance is contained in its
Semi-Annual Report for the period ended August 31, 2004 (unaudited) and in its Annual Report for the fiscal year ended February 29, 2004, each of which also accompanies this Prospectus/Proxy Statement and is incorporated herein by reference. Further information about the North Track Fund's performance is contained in its Annual Report for its fiscal year ended October 31, 2004, which is incorporated herein by reference.

     Copies of the Prospectuses, Statements of Additional Information, Annual Reports and Semi-Annual Report and other information about the North Track Fund and the Federated Fund (each a "Fund" and together, the "Funds") may be obtained without charge by writing or by calling North Track or the Federated Fund at the addresses and telephone numbers shown on the previous page.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     NO  PERSON  HAS  BEEN  AUTHORIZED  TO GIVE ANY  INFORMATION  OR TO MAKE ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

     THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY
INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


                                     TABLE OF CONTENTS

                                                                          Page

SUMMARY......................................................................4
      The Proposed Reorganization............................................4
      Comparison of Investment Objectives, Policies and Limitations..........5
      Comparison of Risks....................................................6
      Comparative Fee Tables.................................................6
      Fees and Expenses......................................................7
      Performance Information................................................8
      Fund Management........................................................9
      Distribution and Shareholder Servicing Arrangements...................10
      Purchases, Redemptions and Exchange Procedures........................10
      Minimum Investments...................................................10
      Dividends and Other Distributions.....................................12
      Financial Highlights..................................................12
      Legal and Regulatory Matters..........................................13

INFORMATION ABOUT THE REORGANIZATION........................................13
      Description of the Proposed Reorganization............................13
      Description of Federated Fund Shares and Capitalization...............14
      North Track Government Fund...........................................14
      Federated Government Income Securities, Inc...........................14
      Federal Income Tax Consequences.......................................15
      Reasons for the Reorganization........................................16
      Comparative Information on Shareholder Rights and Obligations.........18

INFORMATION ABOUT THE FEDERATED FUND AND THE NORTH TRACK FUND...............21
      Federated Fund........................................................21
      North Track Fund......................................................21

INFORMATION ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING............21

SHARE OWNERSHIP OF THE FUNDS AND CERTAIN INTERESTS..........................23
      Federated Fund........................................................23
      North Track Fund......................................................23

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY................23

AGREEMENT AND PLAN OF REORGANIZATION.......................................A-1

                                     SUMMARY

     This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Statement of Additional Information relating to this Prospectus/Proxy Statement, the Prospectuses and Statements of Additional Information of the Federated Fund and the North Track Fund and the Plan.

The Proposed Reorganization

     The Board of Directors ("Board" or "Directors") of North Track Funds, Inc. ("North Track") has voted to recommend to holders of Class A Shares, Class B Shares and Class C Shares of the North Track Fund the approval of the Plan whereby the Federated Fund would acquire all of the assets of the North Track Fund (less amounts sufficient to satisfy liabilities) in exchange solely for the issuance of Class A Shares of the Federated Fund to be distributed pro rata by the North Track Fund to its shareholders in complete liquidation and termination of the North Track Fund. As a result of the Reorganization, each shareholder of the North Track Fund (regardless of class) will become the owner of Class A Shares of the Federated Fund having a total net asset value equal to the total net asset value of his or her holdings in the North Track Fund on the Closing Date.

     The North Track Fund offers Class A Shares, Class B Shares and Class C Shares, and the Federated Fund offers Class A Shares, Class B Shares, Class C Shares and Class F Shares, although only Class A shares of the Federated Fund will be issued in the Reorganization.

     The North Track Board has concluded that the Reorganization would be in the best interest of the North Track Fund shareholders, and that the economic interests of such shareholders would not be diluted as a result of the transaction contemplated by the Reorganization. The Reorganization of the North Track Fund would give its shareholders the opportunity to participate in a significantly larger fund with comparable investment objectives and strategies and superior historical performance. In addition, the Reorganization is expected to result in a reduction of the annual operating expenses as a percentage of average daily net assets (otherwise known as an "expense ratio") paid in connection with their investment in the Federated Fund. The expense ratio for Class A shares of the Federated Fund is 1.47% (or 0.98% after voluntary waivers), compared to 1.42%, 2.19% and 2.17% for Class A, B and C shares, respectively, of the North Track Fund.

     In considering the proposed Reorganization, the Board took into consideration a number of factors, including, among others: (1) the terms and conditions of the Reorganization; including the recognition of any gain or loss for federal income tax purposes by the North Track Fund or the Federated Fund and its shareholders as a result of the Reorganization; (2) the similarities and differences in the investment programs of the North Track Fund and the Federated Fund; (3) the historical expense ratios of each Fund and projected pro forma estimated expense ratios; (4) the relative historical performance record of each Fund; (5) the greater long-term viability of the combined Federated Fund that would result from the Reorganization as compared to the continued operation of the North Track Fund as a separate fund; (6) the relative disadvantages of alternatives to the reorganization, such as a liquidation of the North Track Fund or its continuation as a series of North Track; (7) the reputation, experience and resources of Federated Investors, Inc., the parent of the Federated Fund's adviser and distributor, as well as the legal and regulatory issues currently facing the organization and their possible consequences; and
(8) the consideration paid to Ziegler in connection with the reorganization and the prospective engagement of Ziegler as a shareholder service agent with respect to shares of the Federated Fund to be serviced by Ziegler.

     As a condition to the Reorganization, the Federated Fund and the North Track Fund will receive an opinion of counsel that the Reorganization will be considered a tax-free reorganization under applicable provisions of the Internal Revenue Code, as amended, so that neither the Federated Fund nor the North Track Fund or its shareholders will recognize any gain or loss. See "Information about the Reorganization - Federal Income Tax Consequences."

    THE BOARD OF DIRECTORS OF NORTH TRACK FUNDS, INC. UNANIMOUSLY RECOMMENDS
               THAT YOU VOTE FOR APPROVAL OF THE REORGANIZATION.

Comparison of Investment Objectives, Policies and Limitations

     Investment Objectives and Policies of the Federated Fund and the North Track Fund. The Federated Fund and the North Track Fund both generally seek current income by investing primarily in U.S. government securities, although there are some differences in their respective investment objectives and principal strategies as noted below. Federated Investment Management Company ("FIMCO") serves as investment adviser for the Federated Fund and B.C. Ziegler and Company ("Ziegler") serves as investment adviser for the North Track Fund.

     The investment objective of the Federated Fund is to provide current income, which it pursues by investing in U.S. government securities, including mortgage-backed securities. The North Track Fund's objective is to seek the highest total return, consistent with preserving principal by investing in securities and obligations that are issued by the U.S. Treasury or backed by the unconditional full faith and credit of the U.S. government and its agencies and instrumentalities.

     The North Track Fund is more limited in its principal investment strategies than the Federated Fund. The North Track Fund will normally invest at least 80% of its net assets in U.S. Treasury securities or other government agency securities that are backed by the full faith and credit of the U.S. government, such as bonds issued by the Government National Mortgage Association or the U.S. Small Business Administration. The North Track Fund generally invests most of its assets in a variety of U.S. Treasury securities. Although not a principal strategy, the North Track Fund may also invest to a limited extent in other obligations issued or guaranteed by U.S. government agencies and instrumentalities which are not supported by the full faith and credit of the U.S. government but are supported through federal subsidies, loans or other benefits or by the credit of the agency itself. On the other hand, the Federated Fund invests in a wider variety of U.S. government-sponsored securities, including those not backed by the full faith and credit of the U.S. government, as well as investment-grade mortgage-backed securities issued by non-governmental issuers. The Federated Fund normally invests a significant portion of its assets in mortgage-backed securities, including those issued by the Federal National Mortgage Association which are supported by the discretionary authority of the U.S. government to purchase certain obligations of the instrumentality, and the Federal Home Loan Mortgage Corporation, which are secured by the right of the issuer to borrow from the U.S. Treasury, as well as U.S. Treasury securities.

     For the Federated Fund, FIMCO seeks higher relative returns of mortgage-backed securities while attempting to limit the prepayment risk. Prepayment risk is the unscheduled or complete payment of the principal outstanding on a mortgage loan by the homeowner. FIMCO selects securities with longer or shorter duration based on the interest rate outlook. Duration measures the price sensitivity of a portfolio of fixed income securities to changes in interest rates. There is no assurance that FIMCO's efforts to forecast market interest rates and assess the impact of market interest rates on particular securities will be successful.



     While the North Track Fund is not limited as to the average maturity of its investments, Ziegler intends to maintain the Fund's dollar-weighted average maturity within a range of one to five years. Bonds within this range are subject to less price volatility than long-term bonds. The Federated Fund is not limited as to the average maturity of its investments and does not maintain a targeted maturity.

     Investment  Limitations  of the Funds.  In addition to the  objectives  and policies described above, the Federated Fund and the North Track Fund are subject to certain investment policies and investment limitations, most of which are similar to one another. In addition, the North Track Fund has adopted the following fundamental investment limitations, which have not been adopted by the Federated Fund: The North Track Fund may not: (1) invest more than 5% of its total assets in securities of companies which, including any predecessors, have a record of less than three years of continuous operations; (2) invest in securities of other investment companies, except by purchases as a result of which not more than 10% of the Fund's total assets (taken at current value) would be invested in such securities, or except as they may be acquired as part of a merger, consolidation, reorganization or acquisition of assets; (3) borrow money or property except for temporary or emergency purposes; if the Fund ever should borrow money, it may only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the money borrowed), and in the event the Fund's borrowing exceeds 5% of the market value of its total assets, the Fund will not invest in any additional portfolio securities until its borrowings are reduced to below 5% of it total assets; (4) purchase securities with legal or contractual restrictions on resale; (5) issue senior securities; and (6) invest in illiquid securities.

     The Federated Fund may issue senior securities to the extent permitted by the Investment Company Act of 1940 ("1940 Act"). At the present time the 1940 Act limits the maximum amount of senior securities which may be issued to less than one-third of the value of the Federated Fund's total assets. The Federated Fund has also adopted the following non-fundamental investment limitations: (1) the Federated Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities; and (2) the Federated Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Board, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Federated Fund will limit its purchase, together with other illiquid securities, to 15% of its net assets.



     The Funds' investment objectives, policies and limitations are further described in the Prospectus (which accompanies this Prospectus/Proxy Statement) and Statement of Additional Information of the Federated Fund dated April 30, 2004, and the Prospectus and Statement of Additional Information of the North Track Fund dated March 1, 2005, which set forth in full the investment objectives, policies and limitations of the North Track Fund and Federated Fund, all of which are incorporated by reference herein.

Comparison of Risks

     Risks of Investing in the Federated Fund and North Track Fund. Investments in the Federated Fund and North Track Fund are not guaranteed. As with any mutual fund, the value of either Fund's shares will change and you could lose money by investing in either Fund. The risks associated with investment in the Federated Fund and North Track Fund are similar in that both Funds are subject to interest rate risk, which is the risk that interest rates will rise and the value of the bonds will fall. Interest rate risk is generally greater the longer the remaining maturity of the bonds. Prices will usually decrease more for a longer-term bond when interest rates rise.

     The Funds' risks differ in that the Federated Fund is also subject to credit risk, liquidity risk and prepayment risk to a greater extent than the North Track Fund. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due causing the Fund to lose money. The Federated Fund is subject to liquidity risk since the non-governmental mortgage-backed securities in which it invests may be less readily marketable and may be subject to greater fluctuation in price than other securities which may make it more difficult to sell or buy a security at a favorable price or time. The Federated Fund is also subject to prepayment risk with regard to its portfolio of mortgage-backed securities. Prepayment risk is the risk that homeowners prepay their mortgages in response to lower interest rates and the Federated Fund would be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed income securities.

     A full description of the risks inherent in the investment in the Federated Fund and the North Track Fund is set forth in the Prospectus (which accompanies the Prospectus/Proxy Statement) and Statement of Additional Information of the Federated Fund dated April 30, 2004, and the Prospectus and Statement of Additional Information of the North Track Fund dated March 1, 2005, all of which are incorporated by reference herein.

Comparative Fee Tables

     The Funds, like all mutual funds, incur certain expenses in their operations. These expenses include management fees, as well as the costs of maintaining accounts, providing shareholder liaison and distribution services and other activities. Set forth in the tables below is information regarding the fees and expenses currently incurred by the Class A, Class B and Class C Shares of the North Track Fund and Class A Shares of the Federated Fund and the pro forma fees and expenses for Class A Shares of the Federated Fund on a combined basis after giving effect to the Reorganization.

Fees and Expenses



                                 North      North      North
                                 Track      Track      Track      Federated    Federated
                                 Fund       Fund       Fund       Fund         Fund
                                 Class A    Class B    Class C    Class A      Pro Forma
Shareholder Fees                 Shares     Shares     Shares     Shares       Combined
Fees Paid Directly From Your
Investment
Maximum Sales Charge (Load)        3.50%      None       None       4.50%        4.50%
Imposed on Purchases (as a
percentage of offering price)1
Maximum Deferred Sales Charge      None      5.00%      1.00%        None        None
(Load) (as a percentage of
original purchase price or
redemption proceeds, as
applicable)1
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends    None       None       None        None        None
(and other Distributions)
(as a percentage of offering
price)
Redemption Fee (as a percentage    None       None       None        None        None
of amount redeemed, if
applicable)
Exchange Fee                       None       None       None        None        None

Annual Fund Operating Expenses
(Before Waivers)2
Expenses That are Deducted From
Fund Assets (as percentage of
average net assets)
Management Fee3                    0.60%     0.60%      0.60%       0.75%        0.75%
Distribution (12b-1) Fee4          0.25%     1.00%      1.00%       0.25%        0.25%
Shareholder Services Fee           None       None       None       0.25%        0.25%
Other Expenses                     0.57%     0.59%      0.57%       0.22%        0.22%
Total Annual Fund Operating        1.42%     2.19%      2.17%       1.47%        1.47%
Expenses
-------------------------------------


(1) Shareholders of the North Track Fund will not pay a front-end sales load on the Class A Shares of the Federated Fund they receive in the Reorganization. Purchases of additional Class A Shares after the Reorganization may be subject to a front end sales charge as described below. Shareholders of Class B and Class C Shares of the North Track Fund will not pay a contingent deferred sales charge on such shares of the North Track Fund they surrender in the Reorganization.


(2) With respect to the Federated Fund's Class A Shares, the percentages shown are based on expenses for the entire fiscal year ending February 28, 2005. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the adviser and distributor to the Federated Fund expect to waive certain amounts. These are shown below along with the net expenses the Federated Fund expects to pay for the fiscal year ending February 28, 2005.


                                             Federated Fund    Federated Fund
                                             Class A Shares   Pro FormaCombined
            Total Waivers of Fund Expenses        0.49%             0.49%
            Total  Actual  Fund   Operating       0.98%             0.98%
            Expenses (after waivers)

(3) The adviser to the Federated Fund expects to voluntarily waive a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee expected to be paid by the Federated Fund's Class A Shares (after anticipated voluntary waiver) is expected to be 0.51% for the fiscal year ending February 28, 2005.


(4) The distribution (12b-1) fee for the Federated Fund is expected to be voluntarily waived. This voluntarily waiver can be terminated at any time. The distribution (12b-1) fee paid by the Federated Fund's Class A shares (after the anticipated voluntary waiver) is expected to be 0.00% for the fiscal year ending February 28, 2005.


Example

This example is intended to help you compare the cost of investing in the indicated Funds with the cost of investing in other mutual funds.

The  Example  assumes  that you invest  $10,000 in North  Track  Fund's  Class A
Shares, Class B Shares and Class C Shares and the Federated Fund's Class A Shares for the time periods indicated and then redeem all of your shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the North Track Fund's Class A Shares, Class B Shares and Class C Shares and the Federated Fund's Class A Shares operating expenses are before waivers and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

               North Track  North Track   North Track   Federated
                   Fund         Fund         Fund         Fund   Federated Fund
                 Class A      Class B      Class C      Class A    Pro Forma
                  Shares       Shares       Shares       Shares     Combined
If you sell
your shares
at the end of
the period:
1 Year             $489       $722            $320        $593           $593
3 Years            $784       $985            $679        $894           $894
5 Years          $1,099     $1,275          $1,164      $1,217         $1,217
10 Years         $1,992      $2,329*        $2,503      $2,128         $2,128
If you do not
sell your
shares:
1 Year                        $222            $220
3 Years                       $685            $679
5 Years                     $1,175          $1,164
10 Years                    $2,329          $2,503
------------------------

* Reflects conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.




Performance Information

     Information about the performance of the Federated Fund is contained in its Semi-Annual Report for the period ended August 31, 2004 (unaudited) and its Annual Report for the fiscal year ended February 29, 2004, each of which accompanies this Prospectus/Proxy Statement and is incorporated herein by reference. The Annual Report contains management's discussion of the Fund's performance for the fiscal year ended February 29, 2004. Also, the Prospectus for the Federated Fund dated April 30, 2004, which accompanies this Prospectus/Proxy Statement and is incorporated herein by reference, contains a bar chart featuring the Fund's year-by-year total returns through calendar year 2003 and a table showing the Fund's average annual total returns for one-, five- and 10-year period ended December 31, 2003. Current performance information about the Federated Fund is available by calling 1-800-341-7400, or on Federated's website at www.federatedinvestors.com.

     Information about the performance of the North Track Fund is contained in its Prospectus dated March 1, 2005 and its Annual Report to Shareholders for the fiscal year ended October 31, 2004, which are incorporated herein by reference and available upon request by calling 1-800-826-4600, or on North Track's website at www.northtrackfunds.com.

Fund Management

     Federated Fund. The Board of Directors ("Board") of the Federated Fund, which currently consists of 12 directors, including nine directors who are not "interested persons" (within the meaning of the 1940 Act) of the Federated Fund, governs the Fund and selects and oversees Federated Investment Management
Company ("FIMCO"), the Federated Fund's investment adviser. FIMCO is a subsidiary of Federated Investors, Inc. ("Federated"). FIMCO manages the Fund's assets, including buying and selling portfolio securities. Federated Advisory Services Company ("FASC"), an affiliate of FIMCO, provides certain support services to the Adviser. The fee for these services is paid by FIMCO and not by the Federated Fund. The address of FIMCO and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.



     FIMCO and other subsidiaries of Federated advise approximately 133 equity, fixed-income and money market mutual funds as well as a variety of customized separately managed accounts, which totaled approximately $179 billion in assets as of December 31, 2004. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,385 employees. Federated provides investment products to more than 5,700 investment professionals and institutions.



     The annual investment advisory fee payable to FIMCO for managing the Federated Fund is 0.75% of the Fund's average daily net assets. FIMCO may voluntarily waive a portion of its fee or reimburse the Federated Fund for certain operating expenses.

     The  following  individuals  serve as portfolio  managers of the  Federated
Fund.

      Susan M. Nason

     Susan M.  Nason  has been the  Federated  Fund's  Portfolio  Manager  since
February 2001. Ms. Nason joined Federated in 1987 and has been a Senior Portfolio Manager and Senior Vice President of the Federated Fund's Adviser since 1997. Ms. Nason served as a Portfolio Manager and Vice President of the Adviser from 1993 to 1997. Ms. Nason is a Chartered Financial Analyst and received her M.S.I.A. concentrating in Finance from Carnegie Mellon University.

      Todd A. Abraham

     Todd A. Abraham has been the Federated Fund's Portfolio Manager since February 2003. Mr. Abraham has been a Portfolio Manager since 1995 and a Vice President of the Federated Fund's Adviser since 1997. Mr. Abraham joined
Federated in 1993 as an Investment Analyst and served as Assistant Vice President from 1995 to 1997. Mr. Abraham served as a Portfolio Analyst at Ryland Mortgage Co. from 1992 to 1993. Mr. Abraham is a Chartered Financial Analyst and received his M.B.A. in Finance from Loyola College.

     North Track Fund. The Board of Directors of North Track, which currently consists of five directors, including four directors who are not "interested persons" of North Track, is responsible for management of North Track and provides broad supervision of its affairs and the operations of its various mutual fund series. The North Track Board selects and oversees B.C. Ziegler and Company ("Ziegler"), the North Track Fund's investment adviser. Ziegler also serves as distributor of the shares of the North Track mutual funds, including the North Track Fund. Ziegler is a wholly-owned subsidiary of The Ziegler Companies, Inc., a financial services holding company. As of December 31, 2004, Ziegler and its affiliates had approximately $2.8 billion of assets under management. Ziegler's address is 250 East Wisconsin Avenue, Suite 2000, Milwaukee, Wisconsin 53202.

     The annual advisory fee payable to Ziegler for managing the North Track Fund is 0.60% of the Fund's first $50 million of average daily net assets, plus 0.50% of the next $200 million of average daily net assets, plus 0.40% of average daily net assets in excess of $250 million.

     The North Track Fund is managed by a team of investment professionals, led by Richard D Scargill, and including Derek J. Pawlak and Brian K. Andrew. Information about these portfolio managers is contained in the Prospectus of the North Track Fund, dated March 1, 2005, which is incorporated herein by reference.



Distribution and Shareholder Servicing Arrangements

     Federated Securities Corp. ("FSC"), an affiliate of FIMCO, is the principal distributor for shares of the Federated Fund. The Federated Fund has adopted a Rule 12b-1 Distribution Plan (the "Distribution Plan") under the 1940 Act pursuant to which the Fund may pay a fee to the distributor in an amount computed at an annual rate of 0.25% of the average daily net assets of the Fund's Class A Shares and 0.75% of the average daily net assets of the Fund's Class B and C Shares to finance any activity which is principally intended to result in the sale of shares subject to the Distribution Plan. The Federated Fund has also adopted a Shareholder Services Plan pursuant to which it may pay a fee to an affiliate of the distributor, Federated Shareholder Services Company, an amount computed at an annual rate of 0.25% of the average daily net assets of the Fund's Class A, B and C Shares to finance the maintenance of shareholder accounts and the provision of other shareholder services.

     B.C. Ziegler is the principal distributor of the North Track Fund's shares. The North Track Fund has adopted a Distribution Plan pursuant to which the Fund may pay distribution and service fees with respect to Class A, Class B and Class C Shares of the North Track Fund. Under the Distribution Plan, distribution and service fees are paid at an aggregate annual rate of up to 0.25% for Class A
Shares, 1.00% for Class B Shares and 1.00% for Class C Shares of the Fund's average daily net assets of the Fund over the relevant year for the marketing and distribution of its shares as well as the maintenance of shareholder accounts and the provisions of other shareholder services.



Purchases, Redemptions and Exchange Procedures

     State Street Bank and Trust Company ("State Street Bank") is the transfer agent and dividend disbursing agent for the Federated Fund. Services provided by State Street Bank include the issuance, cancellation and transfer of the Fund's shares, and the maintenance of records regarding the ownership of such shares. Reference is made to the Prospectus of the Federated Fund for a complete description of the purchase, exchange, and redemption procedures applicable to purchases, exchanges, and redemptions of the Federated Fund.

     PFPC Inc. is the transfer agent and dividend disbursing agent for the North Track Fund. Reference is made to the Prospectus of the North Track Fund for a complete description of the purchase, exchange, and redemption procedures applicable to purchases, exchanges, and redemptions of the North Track Fund.

     The following charts show the minimum initial and subsequent investment amounts for each Fund:

Minimum Investments



                                                          Retirement       Systematic
                                           Retirement        Plan       Investment Plan
                 Initial      Subsequent      Plan        Subsequent       Investment
                Investment    Investment   Investment     Investment        Minimum
Fund             Minimum       Minimum       Minimum        Minimum     (Initial/Subsequent)


North Track     $1,000(1)       $50(2)         $25            $25           $50/$50
Fund
Federated         $1,500         $100         $250           $100          $1,500/$50
Fund


----------------------------


(1) Except in the case of IRAs, self directed retirement accounts and custodial accounts under the Uniform Gifts/Transfers to Minor Act, where the initial investment minimum is $500.

(2) The minimum does not apply in the case of IRAs, self directed retirement accounts and custodial accounts under the Uniform Gifts/Transfers to Minor Act.

     Set forth below is a brief description of the significant purchase, exchange and redemption procedure applicable to the Federated Fund's shares and the North Track Fund's shares.

     Initial Investment Minimums of the Federated Fund will be waived for purposes of the Reorganization.

     Due to the high cost of maintaining accounts with low balances, the Federated Fund may redeem shares in a shareholder's non-retirement account and pay the proceeds if the shareholder's account balance falls below the required minimum initial investment amount. Before shares are redeemed to close an account, the shareholder will be notified and allowed 30 days to purchase additional shares to meet the minimum. The North Track Fund may presently redeem shares in a shareholder account if the shareholder account is less than $500 for three months or more, after giving the shareholder 60 days' written notice, unless additional investments are made which would increase the account balance to $1,000.



     Purchases of shares of the Federated Fund may be made through an investment professional, directly from the Federated Fund, through an exchange from the same share class of another Federated mutual fund, or by systematic investments. The Federated Fund reserves the right to reject any request to purchase or exchange shares.

     Purchases of shares of the North Track Fund may be made through Ziegler, selected broker-dealers or other financial intermediaries authorized to receive orders, by mail, by telephone or by exchange with another North Track mutual fund, or by systematic investments.

     The purchase price of the Federated Fund's shares and the North Track Fund's shares is based on net asset value, plus any applicable sales charges. However, shareholders of the North Track Fund will not be charged these sales charges in connection with the Reorganization.

     Class A Shares of the Federated Fund are sold at NAV, plus a front end sales charge as listed below:

                                          Sales Charge as a Sales Charge as a
Amount of Transaction                     % of Offering Price     % of NAV
---------------------                     -------------------     --------
Less than $100,000                              4.50%             4.71%
$100,000 but less than $250,000                 3.75%             3.90%
$250,000 but less than $500,000                 2.50%             2.56%
$500,000 but less than $1 million               2.00%             2.04%
$1 million or more                              0.00%             0.00%

     No front-end sales charge will be imposed on the Class A Shares of the Federated Fund that are issued to the shareholders of the North Track Fund in the Reorganization.

     A contingent deferred sales charge ("CDSC") of 0.75% of the redemption amount applies to Class A Shares (purchase amount of $1 million or more) redeemed within 24 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction.

     Class A Shares of the North Track Fund are sold at NAV, plus a front end sales charge as listed below:

                                          Sales Charge as a Sales Charge as a
Amount of Transaction                     % of Offering Price     % of NAV
---------------------                     -------------------     --------
Less than $25,000                         3.50%                    3.63%
$25,000 but less than $50,000             3.00%                    3.09%
$50,000 but less than $100,000            2.50%                    2.56%
$100,000 but less than $250,000           2.00%                    2.04%
$250,000 but less than $500,000           1.50%                    1.52%
$500,000 but less than $1,000,000         1.00%                    1.01%
$1,000,000 or more                        None*                    None*
---------------------------

* If shares are redeemed within 24 months after they were purchased without a front-end sales charge as part of an investment of $1,000,000 or more, a contingent deferred sales charge will be imposed on the redemption. That charge will not exceed 0.75% of the NAV of the redeemed shares at the time of redemption or, if less, the net asset value of those shares at the time of purchase.

     Purchase orders for both Funds are effected at the offering price next calculated after receipt of the order. The net asset value per share for the Federated Fund and the North Track Fund is calculated as of the close of trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange, Inc. (the "NYSE") on each day on which the NYSE is open for business ("NYSE Closing Time"). The Funds also offer a Systematic Investment Program. Additionally, the Funds can be purchased through a retirement account.



     The Federated Fund offers the ability to exchange into the same class of another Federated mutual fund without paying a sales charge. The new fund shares will be the same class as the current shares. The North Track Fund offers the ability to exchange into the same class of another North Track mutual fund, subject to applicable sales charges. Any contingent deferred sales charges will continue to be calculated from the date of the shareholder's initial investment. Following the Reorganization, shareholders of the North Track Fund will not be permitted to exercise exchange privileges between shares of the Federated Fund and other mutual fund series of the North Track Funds.



     Redemptions of the Federated Fund may be made through an investment professional or directly from the Fund. Submit your redemption request to your investment professional by the end of regular trading on the NYSE. To redeem directly from the Fund, call the Fund at 1-800-341-7400. To redeem by mail, send a written request to Federated Shareholder Services Company, P. O. Box 8600, Boston, MA 02266-8600.

     Redemptions of shares of the North Track Fund may be made through Ziegler, selected broker-dealers or other financial intermediaries authorized to receive orders by mail, by telephone, by exchange into another North Track mutual fund, or by systematic withdrawal.

Dividends and Other Distributions

     The Federated Fund declares and pays dividends monthly, and capital gain distributions, if any, at least annually. Unless a shareholder otherwise instructs, dividends and/or capital gain distributions will be reinvested automatically in additional shares of the Federated Fund at net asset value.

     The North Track Fund declares dividends daily and pays them monthly to shareholders. Capital gains distributions, if any, are declared annually and paid within 60 days after the end of the fiscal year. Unless a shareholder elects in writing to PFPC to receive dividends and capital gains distributions in cash, they will be reinvested automatically in additional shares of the North Track Fund.

     The Federated Fund distributes taxable dividends and capital gains. Capital gains and non-exempt dividends are taxable whether paid in cash or reinvested in the Federated Fund. Capital gains distributions are taxable at different rates depending upon the length of time a fund holds its assets. Redemptions and exchanges are taxable sales. Investors should consult their tax adviser regarding federal, state and local tax liability.

     The North Track Fund annually reports the federal income tax status of all distributions. Distributions will be taxed when they are paid, whether a shareholder elects to take them in cash or to reinvest them in additional shares, except that distributions declared in December and paid in January each year will be taxable to a shareholder as if the shareholder received them on December 31 of the earlier year. Distributions will be taxable as ordinary income, qualifying dividends or capital gains.

Financial Highlights

     Financial highlights of the Federated Fund for the past five fiscal years ended February 29, 2004 and for the six months ended August 31, 2004 are contained in its Semi-Annual Report for the period ended August 31, 2004 (unaudited), which accompanies this Prospectus/Proxy Statement and is incorporated by reference herein. Financial highlights of the North Track Fund for the past five fiscal years ended October 31, 2004 are contained in the Prospectus of the North Track Fund, which is incorporated by reference herein.

Legal and Regulatory Matters

     Like many other mutual fund companies, in September 2003, Federated Investors, Inc., the parent company of the Federated funds' advisers and distributor (collectively, "Federated"), received detailed requests for information on shareholder trading activities in the Federated funds ("Funds") from the SEC, the New York State Attorney General, and the National Association of Securities Dealers. Since that time, Federated has received additional inquiries from regulatory authorities on these and related matters, and more such inquiries may be received in the future.

     As a result of these inquiries, Federated and the Funds have conducted an internal investigation of the matters raised, which revealed instances in which a few investors were granted exceptions to Federated's internal procedures for limiting frequent transactions and that one of these investors made an additional investment in another Federated fund. The investigation has also identified inadequate procedures which permitted a limited number of investors (including several employees) to engage in undetected frequent trading activities and/or the placement and acceptance of orders to purchase shares of fluctuating net asset value funds after the funds' closing times. Federated has issued a series of press releases describing these matters in greater detail and emphasizing that it is committed to compensating the Funds for any detrimental impact these transactions may have had on them. In that regard, on February 3, 2004, Federated and the independent directors of the Funds announced the establishment by Federated of a restoration fund that is intended to cover any such detrimental impact. The press releases and related communications are available in the "About Us" section of Federated's website at www.federatedinvestors.com, and any future press releases on this subject will also be posted there.

     Shortly after Federated's first public announcement concerning the foregoing matters, and notwithstanding Federated's commitment to taking remedial actions, Federated and various Funds were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland seeking damages of unspecified amounts. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders.

     Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and rule 12b-1 fees, and seeking damages of unspecified amounts.

     The board of the Funds has retained the law firm of Dickstein, Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these recent lawsuits and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

                      INFORMATION ABOUT THE REORGANIZATION

Description of the Proposed Reorganization

     This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Statement of Additional Information relating to this Prospectus/Proxy Statement, the Prospectuses and Statements of Additional Information of the Federated Fund and the North Track Fund, and the Plan (attached hereto as Exhibit A). The Plan provides for the Reorganization to occur on or about April 29, 2005 (the
"Closing Date"). The Plan provides that all of the assets of the North Track Fund (less amounts sufficient to satisfy liabilities) will be transferred to the Class A Shares of the Federated Fund at the close of business or at such other time as to which the Funds may agree (the "Effective Time") on the Closing Date of the Reorganization. In exchange for the transfer of these assets, the Federated Fund will simultaneously issue at the Effective Time of the Reorganization a number of full and fractional shares of the Class A Shares of the Federated Fund to the North Track Fund equal in value to the aggregate net asset value of the North Track Fund calculated before the Effective Time of the Reorganization.

     Following the transfer of assets in exchange for Class A shares of the Federated Fund, the North Track Fund will distribute all the shares of the Federated Fund pro rata to its shareholders of record in complete liquidation and termination of the North Track Fund. Shareholders of the North Track Fund owning Class A, B and/or C shares at the Effective Time of the Reorganization will receive a number of Class A Shares of the Federated Fund with the same aggregate value as the shareholder had in the North Track Fund immediately before the Reorganization. Such distribution will be accomplished by the establishment of accounts in the names of the North Track Fund shareholders on the share records of the Federated Fund's transfer agent. Each account will receive the respective pro rata number of full and fractional shares of the Federated Fund due to the shareholders of the North Track Fund. The North Track Fund will then be liquidated and terminated.

     The Federated Fund does not issue share certificates to shareholders. Class A Shares of the Federated Fund to be issued will have no preemptive or conversion rights. No sales charges will be imposed in connection with the receipt of such shares by the North Track Fund's shareholders.



     The parties determined to issue Class A Shares of the Federated Fund to the Class B and Class C shareholders of the North Track Fund because the assets attributable to Class B and Class C Shares of the North Track Fund were much less than the assets attributable to Class A Shares of the North Track Fund and, therefore, did not justify separate treatment. This determination ultimately has a beneficial effect on the holders of Class B and Class C Shares of the North Track Fund because the expense ratio for the Class A Shares of the Federated Fund they receive in the Reorganization is significantly lower than the expense ratios for Class B and Class C Shares of the North Track Fund.



     The Plan contains customary representations, warranties and conditions. The Plan provides that the consummation of the Reorganization with respect to the North Track Fund and the Federated Fund is conditioned upon, among other things:
(i) approval of the  Reorganization  by the North Track Fund  shareholders;  and
(ii) the receipt by the North Track Fund and the Federated Fund of a tax opinion to the effect that the Reorganization will be tax-free to the North Track Fund, its shareholders and the Federated Fund. The Plan may be terminated with respect to the Reorganization if, before the Closing Date, any of the required conditions have not been met, the representations and warranties are not true or the Board of the North Track Fund or the Federated Fund, as the case may be, determines that the Reorganization is not in the best interests of the shareholders of the North Track Fund or the Federated Fund, respectively.

     All of the expenses of the Reorganization will be paid by Federated Investment Management Company ("FIMCO") or its affiliates, and to the extent certain expenses exceed $150,000 they will be evenly split between FIMCO and Ziegler.

     In connection with the Reorganization (and the simultaneous Reorganization of the North Track Tax-Exempt Fund), Ziegler, the investment adviser of the North Track Fund, will receive consideration of up to $200,000. Ziegler has also contracted with FSC to serve as a Shareholder Service Agent with respect to shares of the Federated Fund serviced by Ziegler following the Reorganization. Pursuant to the Shareholder Services Agreement entered into between Ziegler and FSC, Ziegler will receive a shareholder services fee of 0.25% per annum with respect to shares of the Federated Fund serviced by Ziegler.

Description of Federated Fund Shares and Capitalization



     Class A Shares of the Federated Fund to be issued to shareholders of the North Track Fund under the Plan will be fully paid and non-assessable when issued, transferable without restrictions and will have no preemptive or conversion rights. Reference is hereby made to the Prospectus of the Federated Fund provided herewith for additional information about Class A Shares of the Federated Fund.

     The following tables set forth the unaudited capitalization of the North Track Fund into the Federated Fund as of January 21, 2005:



                           North Track          North Track         North Track
                         Government Fund      Government Fund       Government Fund
                         Class A Shares        Class B Shares       Class C Shares
Net Assets               $20,903,074             $846,537           $1,603,824
Net Asset Value Per            $9.34                $9.35           $9.36
Share
Shares Outstanding         2,237,388               90,524           171,310


                                                                    Federated
                      Federated Government                          Government Income
                       Income Securities,                           Securities, Inc.
                              Inc.              Adjustments         Class A Shares -
                         Class A Shares                             Pro Forma Combined
Net Assets            $49,521,368              $72,874,803
Net Asset Value Per         $9.05                                     $9.05
Share
Shares Outstanding      5,470,558               81,268            8,051,048


Federal Income Tax Consequences

     As a condition to the Reorganization, the Funds will receive an opinion of counsel, each substantially to the effect that, on the basis of the existing provisions of the Code and the regulations thereunder, current administrative rules and court decisions, for federal income tax purposes:

o the Reorganization will qualify as a tax-free reorganization under Section 368(a)(1)(C) of the Code, and the North Track Fund and the Federated Fund each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

o the Federated Fund will recognize no gain or loss upon its receipt of the North Track Fund's assets in exchange solely for the Federated Fund's Class A Shares;

o the North Track Fund will recognize no gain or loss upon the transfer of its assets to the Federated Fund in exchange solely for the Federated Fund Class A Shares or the distribution of the Federated Fund's shares, pro rata, to the North Track Fund's shareholders in constructive exchange for their North Track Fund's shares;

o the shareholders of the North Track Fund will recognize no gain or loss upon exchange of their North Track Fund shares for Federated Fund's Class A Shares;

o the Federated Fund's tax basis in each North Track Fund asset it receives in the Reorganization will be the same as the North Track Fund's tax basis in that asset immediately prior to the Reorganization;

o the Federated Fund's holding period for each such asset will include the period during which the asset was held by the North Track Fund;

o each North Track Fund's shareholder's aggregate tax basis in the shares of the Federated Fund received by each shareholder of the North Track Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the North Track Fund held by such shareholder immediately prior to the Reorganization; and

o each North Track Fund's shareholder's holding period for the Federated Fund's Class A Shares it receives pursuant to the Reorganization will include the period during which the shareholder held the North Track Fund shares exchanged therefor, provided the North Track Fund shares were held as capital assets at the Effective Time.

     Each foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Federated Fund, the North Track Fund or the North Track Fund's shareholders with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

     As of October 31, 2004, the North Track Fund had a net capital loss carryover of $2,193,375. The final amount of the net capital loss carryover for the North Track Fund is subject to change and will not be determined until the time of the Reorganization.

     As  of  October  31,  2004,   the  North  Track  Fund  had  net  unrealized
appreciation on the portfolio securities it held of $52,715.

     After reviewing several factors relating to the  Reorganization,  including
(1) the  continuance  of employment of FIMCO as investment  adviser to the Fund,
(2) the continuance of the Federated Fund's existing investment objectives, policies, and restrictions, (3) the continuance of the Federated Fund's existing expense structure and expense ratio, (4) the larger asset size of the Federated Fund and (5) the combined portfolio composition of the Federated Fund and the North Track Fund, FIMCO and Ziegler have determined that the Federated Fund will be the accounting survivor following the reorganization.

     After and as a result of the Reorganization, it is anticipated that the ability of the accounting survivor to use the North Track Fund's net capital loss carryover and to deduct losses recognized on the sale of assets of the Federated Fund, to the extent that the losses were "built-in losses" as of the time of the Reorganization, will be significantly limited under Section 382 of the Code.

     It is not anticipated that there will be material sales of portfolio securities by the North Track Fund or the Federated Fund in connection with the Reorganization.



     Shareholders of the North Track Fund should consult their tax advisors regarding the effect of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about state and local tax consequences of the Reorganization.

Reasons for the Reorganization

     The North Track Fund has experienced difficulties growing its assets to an acceptable level through its current distribution network, and Ziegler believes these difficulties will continue through the foreseeable future. The North Track Fund has steadily declined in size over the past five years, due to net redemption activity. At its current asset level (approximately $23.5 million at December 31, 2004), the North Track Fund cannot operate efficiently. Its annual operating expenses as a percentage of average daily net assets (i.e., its "expense ratio") are currently running at the rate of 1.42% for Class A Shares, 2.19% for Class B Shares and 2.17% for Class C Shares, which is considerably higher than most other funds in its category. Increasing operating costs, due in part to the need to implement new SEC compliance and related requirements, will put added pressure on the Fund. The North Track Fund's small size also leaves it vulnerable to the risk that significant redemptions could disrupt normal investment operations and creates challenges in making effective trading decisions. The North Track Fund is also outside North Track's primary marketing and investment focus, which is offering "index funds with advice."

     Ziegler is recommending the Reorganization because the North Track Fund could potentially benefit from economies of scale that could be realized by transferring its assets to the Federated Fund, thereby allowing the North Track Fund shareholders to realize a significant expense ratio reduction when they become shareholders of the Federated Fund. With total net assets of approximately $750 million (as of December 31, 2004), Class A Shares of the Federated Fund have a current annualized expense ratio of 0.98% (after voluntary fee waivers). The Federated Fund's larger size offers investors the potential for greater stability than the North Track Fund. The average annual total returns over the relevant 1, 3, 5 and 10 year (or, if shorter, since inception) periods for the Federated Fund have also been better than those of the North Track Fund. The Federated Fund is also able to invest in a wider variety or U.S. Government and agency securities, including mortgage-backed securities, than the North Track Fund. The Federated Fund is part of a family of 133 funds associated with Federated Investors, Inc., a NYSE-listed financial services company with approximately $179 billion of assets under management as of December 31, 2004.



     Ziegler considered alternatives to the Reorganization, including a liquidation of the North Track Fund, a possible transaction with another mutual fund complex or continuation of the Fund as a separate series of North Track, but determined that the Reorganization was preferable. A liquidation would be a taxable event and involve transaction costs to be borne by the North Track Fund, and it would require the shareholders to incur costs in making alternative investments of their liquidation proceeds. Ziegler also did not believe that other mutual fund complexes that expressed an interest in acquiring the North Track Fund offered the level of experience, reputation, depth of resources, range of funds and other benefits that Federated can bring to the North Track Fund shareholders. The status quo would likely result in a further decline in the North Track Fund's asset levels and an escalating expense ratio.



     Ziegler informed the North Track Board that FIMCO (or its affiliates) and Ziegler would collectively bear the costs of the Reorganization. Ziegler also disclosed to the Board that in connection with the Reorganization and the proposed reorganization of the North Track Tax-Exempt Fund, Ziegler will receive consideration of up to $200,000 from Federated. Ziegler has also contracted with FSC to serve as a Shareholder Service Agent with respect to shares of the Federated Fund serviced by Ziegler following the Reorganization. Pursuant to the Shareholder Services Agreement entered into between Ziegler and FSC, Ziegler will receive a shareholder services fee of 0.25% per annum with respect to shares of the Federated Fund serviced by Ziegler.

     The Board of Directors of North Track considered the transaction at meetings held on December 12, 2004 and January 28, 2005. The Board received, reviewed and discussed a significant amount of information concerning Federated, the Federated Fund and the proposed Reorganization; met with representatives of Ziegler and Federated; and considered the terms of the Reorganization and its benefits to shareholders of the North Track Fund. After consultation with legal counsel, the Board, including those members who are not "interested persons" (within the meaning of the 1940 Act), unanimously approved the Plan and recommended its approval by the shareholders of the North Track Fund. In approving the Reorganization, the Board determined that participation in the Reorganization is in the best interests of the North Track Fund and its shareholders and that the economic interests of the shareholders would not be diluted as a result of the Reorganization.

     In approving the Reorganization, the Board took into consideration a number of factors, including (1) the terms and conditions of the Reorganization, including the non-recognition of any gain or loss for federal income tax purposes to the North Track Fund or its shareholders as a result of the Reorganization; (2) the similarities and differences in the investment programs of the North Track Fund and the Federated Fund; (3) the historical expense ratios of each Fund on a comparative basis; (4) the comparable relative historical performance record of the Funds; (5) the greater long-term viability of the combined Federated Fund that will result from the Reorganization as compared to the continued operation of the North Track Fund as a separate series of North Track; (6) the reputation, experience and resources of Federated in terms of its mutual fund management, administration and distribution capabilities; (7) the availability of many different Federated mutual funds to the shareholders of the North Track Fund following the Reorganization; (8) the legal and regulatory issues and challenges currently faced by Federated and their possible consequences; (9) the relative disadvantages to alternatives to the Reorganization, such as a liquidation of the North Track Fund or its continuation as a series of North Track; and (10) the interest of Ziegler in consummating the Reorganization, including the consideration to be paid to Ziegler in connection with the Reorganization and the engagement of Ziegler as a shareholder service agent with respect to shares of the Federated Fund to be serviced by Ziegler.

     The North Track Board in particular noted that the Federated Fund's expense ratio was 1.47% (or 0.98% after voluntary fee waivers) compared to the North Track Fund's expense ratios of 1.42%, 2.19% and 2.17% for Class A, B and C Shares, respectively; the Federated Fund's average annual total returns for Class A shares (before deducting applicable sales charges) for the one-, three-, five- and 10-year (or, if shorter, since inception) periods ended December 31, 2004 were 3.59%, 5.59%, 6.92% and 6.25% (since inception on August 5, 1996), compared to 0.17%, 2.50%, 4.82% and 5.63% for Class A shares of the North Track Fund; the Federated Fund generally invests to a greater extent than the North Track Fund in mortgage-backed securities and other types of U.S. government securities that are not backed by the full faith and credit of the U.S.
government; the Federated Fund had total net assets of approximately $750 million compared to $23.5 million for the North Track Fund (as of December 31, 2004), which should promote improved economies of scale, trading efficiencies and more stable operations; the ability of holders of Class A shares of the Federated Fund investors to effect exchanges into Class A shares of more than 100 other Federated mutual funds without a sales load; and the belief that current litigation and regulatory matters in which Federated and the Federated mutual funds are involved, including market timing and late trading lawsuits and lawsuits regarding the reasonableness of advisory and 12b-1 fees, are not likely to impair the continued ability of FIMCO effectively to manage the Federated Fund, although the Federated Fund may experience significant net redemptions as a result of adverse developments and publicity.

     The Board of Directors of the Federated Fund met on August 20, 2004 to receive information concerning the North Track Fund, to review this information and to consider the terms of the proposed Reorganization. After consultation with legal counsel, the Board, including those members who are not "interested persons" (within the meaning of the 1940 Act), unanimously approved the Plan with respect to the Federated Fund. In approving the Reorganization, the Board determined that participation in the Reorganization is in the best interests of the Federated Fund and that the interests of the shareholders of the Federated Fund would not be diluted as a result of the Reorganization.

      BASED ON THIS INFORMATION, THE NORTH TRACK BOARD RECOMMENDS THAT THE
        SHAREHOLDERS OF THE NORTH TRACK FUND APPROVE THE REORGANIZATION.

Comparative Information on Shareholder Rights and Obligations

     General. The Federated Fund is an open-end management investment company registered under the 1940 Act, which continuously offers to sell shares at their current net asset value. The North Track Fund is a series of an open-end management investment company, North Track Funds, Inc., registered under the 1940 Act, which continuously offers to sell shares at their current net asset value. North Track Funds Inc. and the Federated Fund are organized as Maryland corporations. North Track Funds, Inc. and the Federated Fund are governed by their respective Articles of Incorporation, Bylaws and Boards of Directors, in addition to applicable state and federal law. The rights of shareholders of the Federated Fund and the North Track Fund are set forth in the applicable Articles of Incorporation and Bylaws. The chart set forth below describes the significant rights of shareholders of the Federated Fund and shareholders of the North Track Fund.



CATEGORY               FEDERATED FUND                 NORTH TRACK FUND
--------               --------------                 ----------------

Preemptive Rights           None                        None
Preferences                 None                        All consideration received
                                                        by the North Track Fund for
                                                        the issue or sale of Shares
                                                        to a particular class,
                                                        together with all assets in
                                                        which such consideration is
                                                        invested or reinvested, all
                                                        income, earnings, profits,
                                                        and proceeds thereof,
                                                        including any proceeds
                                                        derived from the sale,
                                                        exchange, or liquidation of
                                                        such assets, and any funds
                                                        or payments derived from
                                                        any reinvestment of such
                                                        proceeds in whatever form
                                                        the same may be, shall
                                                        irrevocably belong to that
                                                        class for all purposes,
                                                        subject only to the rights
                                                        of creditors, and shall be
                                                        so recorded upon the books
                                                        and accounts of the North
                                                        Track Fund.
Minimum Account Size        The Board of                If an investor's account in
                            Directors has               a Fund drops below $500 for
                            discretion to have          three months or more, the
                            the Federated Fund          Fund has the right to
                            redeem the shares           redeem the account after
                            of any shareholder          giving 60 days' written
                            whose shares have           notice, unless the investor
                            an aggregate net            makes additional
                            asset value of less         investments to bring the
                            than $1,500 or              account value to $1,000 or
                            regardless of the           more.
                            amount , if a
                            shareholder fails
                            to supply a valid
                            taxpayer
                            identification
                            number.
Annual Meetings             The Annual Meetings         As permitted by the
                            of Shareholders             Investment Company Act of
                            shall be held on            1940, as amended from time
                            the fourth Tuesday          to time, and the rules and
                            in October in each          regulations prescribed by
                            year unless such            the Securities and Exchange
                            day is a legal              Commission thereunder, the
                            holiday in which            North Track Fund shall not
                            case the meeting            be required to hold annual
                            shall be held at            meetings of stockholders.
                            the same time on
                            the next succeeding
                            business day which
                            is not a legal
                            holiday.
Right to Call               May be called at            Special meetings of the
Shareholder Meetings        the request in              stockholders shall be
                            writing of the              called by the Secretary
                            holders of at least         upon the written request of
                            25% of the Shares           stockholders entitled to
                            of the Federated            vote not less than 25% of
                            Fund.                       all the votes entitled to
                                                        be cast at such meeting,
                                                        provided that (1) such
                                                        request shall state the
                                                        purposes of such meeting
                                                        and the matters proposed to
                                                        be acted on, and (2) the
                                                        stockholders requesting
                                                        such meeting shall have
                                                        paid to the North Track
                                                        Fund the reasonably
                                                        estimated cost of preparing
                                                        and mailing the notice
                                                        thereof, which the
                                                        Secretary shall determine
                                                        and specify to such
                                                        stockholders.
Notice of Meetings          Not less than ten           The Secretary shall cause
                            days or more than           notice of the place, date
                            90 days before the          and hour, and, in the case
                            date of every               of a special meeting, the
                            Annual or Special           purpose or purposes for
                            Meeting of                  which the meeting is
                            Shareholders by             called, to be served,
                            mail, telegraph,            either personally or by
                            cable or radio.             mail, not less than 10 nor
                                                        more than 90 days before
                                                        the date of the meeting, to
                                                        each stockholder entitled
                                                        to vote at such meeting.
Record Date for Meetings    Directors may close         The Board of Directors may
                            the stock transfer          fix in advance a date as a
                            books for a period          record date for the
                            not exceeding 10            determination of the
                            days prior to the           stockholders entitled to
                            date of any                 notice of or to vote at
                            shareholder meeting         stockholders' meeting or
                            or may fix in               any adjournment thereof, or
                            advance a date not          to express consent to
                            exceeding 10 days,          corporate action in writing
                            as a record date.           without a meeting, or to
                                                        receive payment of any
                                                        dividend or other
                                                        distribution or allotment
                                                        of any rights, or to
                                                        exercise any rights  in
                                                        respect of any change,
                                                        conversion or exchange of
                                                        stock, or for the purpose
                                                        of any other lawful action,
                                                        provided that (1) such
                                                        record date shall be within
                                                        60 days prior to the date
                                                        on which the particular
                                                        action requiring such
                                                        determination will be
                                                        taken, (2) the transfer
                                                        books shall not be closed
                                                        for a period longer than 20
                                                        days, and (3) in the case
                                                        of a meeting of
                                                        stockholders, the record
                                                        date or any closing of the
                                                        transfer books shall be at
                                                        least 10 days before the
                                                        date of the meeting.
Quorum for Meeting          The presence in             The presence at any
                            person or by proxy          stockholders' meeting, in
                            of shareholders             person or by proxy, of
                            entitled to cast a          stockholders entitled to
                            majority in number          cast one third of the votes
                            of votes shall be           shall be necessary and
                            necessary to                sufficient to constitute a
                            constitute a quorum         quorum for the transaction
                            for the transaction         of business, except as
                            of business.                otherwise provided by
                                                        statute, by the Articles of
                                                        Incorporation or by the
                                                        By-Laws.
Election of Directors       The Members of the          At any meeting of
                            Board of Directors          stockholders called and
                            shall be elected by         held for the purpose of
                            the shareholders at         electing Directors pursuant
                            the Annual Meeting          to the requirements of the
                            of Shareholders.            Investment Company Act, the
                                                        North Track Fund's Articles
                                                        of Incorporation or the
                                                        By-Laws, Directors shall be
                                                        elected by vote of the
                                                        holders of a majority of
                                                        the shares present in
                                                        person or by proxy and
                                                        entitled to vote thereon.
Adjournment of Meetings     In the absence of a         In the absence of a quorum,
                            quorum, a majority          the holders of a majority
                            of those                    of shares entitled to vote
                            shareholders                at the meeting and present
                            present in person           in person or by proxy, or,
                            or by proxy may             if no stockholder entitled
                            adjourn the meeting         to vote is present in
                            to be held at the           person or by proxy, any
                            same place without          officer present entitled to
                            further notice than         preside or act as Secretary
                            by announcement to          of such meeting may adjourn
                            be given at the             the meeting sine die or
                                                                    ---- ---
                            meeting until a             from time to time without
                            quorum is present.          further notice to a date
                                                        not more than 120 days
                                                        after the original record
                                                        date. Any business that
                                                        might have been
Removal of Directors by     May be removed by           At any meeting duly called
Shareholders                the vote of a               and at which a quorum is
                            majority of all of          present, the stockholders
                            the shares entitled         may, by the affirmative
                            to vote.                    votes of the holders of a
                                                        majority of the votes
                                                        entitled to be cast
                                                        thereon, remove any
                                                        Director or Directors from
                                                        office, with or without
                                                        cause, and may elect a
                                                        successor or successors to
                                                        fill any resulting
                                                        vacancies for the unexpired
                                                        terms of the removed
                                                        Directors.
Personal Liability of       The Maryland                The North Track Fund shall
Directors                   General Corporation         indemnify each person who
                            Law makes directors         was or is a party or is
                            immune from                 threatened to be made a
                            liability to the            party to any threatened,
                            extent that they            pending or completed
                            perform their               action, suit or proceeding,
                            duties as directors:        whether civil, criminal,
                                                        administrative or
                            (1) In good faith;          investigative
                                                        ("Proceeding"), by reason
                            (2) In a manner the         of the fact that he is or
                            director reasonably         was a Director, officer,
                            believes to be in           employee or agent of the
                            the best interests          North Track Fund, or is or
                            of the Fund; and            was serving at the request
                                                        of the North Track Fund as
                            (3) With the care           a Director, officer,
                            that an ordinarily          employee or agent of
                            prudent person in a         another corporation,
                            like position would         partnership, joint venture,
                            use under similar           trust or other enterprise,
                            circumstances.              against all expenses
                                                        (including attorneys'
                                                        fees), judgments, fines and
                                                        amounts paid in settlement
                                                        actually and reasonably
                                                        incurred by him in
                                                        connection with such
                                                        Proceeding to the fullest
                                                        extent permitted by law.

Personal Liability of       None                        None
Shareholders
Number of Authorized                                    The Board of Directors has
Shares; Par Value                                       established and designated
                            The Federated Fund          50,000,000 shares for the
                            is authorized to            North Track Fund of its
                            issue two billion           previously authorized but
                            (2,000,000,000)             unissued common stock,
                            shares of common            $0.001 par value per share.
                            stock, par value
                            $0.001 per share.
                            The aggregate par
                            value of all shares
                            which the Federated
                            Fund is authorized
                            to issue is
                            $2,000,000.  The
                            authorized shares
                            are classified as
                            500,000,000 shares
                            of the Class A
                            Shares, 500,000,000
                            shares of the Class
                            B Shares,
                            500,000,000 shares
                            of the Class C
                            Shares and
                            500,000,000 shares
                            of the Class F
                            Shares.




          INFORMATION ABOUT THE FEDERATED FUND AND THE NORTH TRACK FUND

Federated Fund

     The Federated Fund is subject to the informational requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files reports and other information with the Securities and Exchange Commission. Reports, the proxy and information statements, and other information filed by the Federated Fund, can be obtained by calling or writing the Federated Fund and can also be inspected and copied by the public at the public reference facilities maintained by the Securities and Exchange Commission in Washington, DC located at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549 and at certain of its regional offices located at 175 West Jackson Boulevard, Chicago, Illinois 60604 and 233 Broadway, New York, NY 10279. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549, or obtained electronically from the Securities and Exchange Commission's Internet website (http://www.sec.gov).

     This Prospectus/Proxy Statement, which constitutes part of a separate Registration Statement filed by the Federated Fund, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, omits certain of the information contained in such Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits thereto for further information with respect to the Federated Fund and the shares offered hereby. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable documents filed with the Securities and Exchange Commission.

North Track Fund

     The North Track Fund is subject to the information requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files reports and other information with the Securities and Exchange Commission. Reports, proxy and information statements, and other information filed by the North Track Fund can be obtained by calling or writing the North Track Fund and can also be inspected at the public reference facilities maintained by the Securities and Exchange Commission at the addresses listed in the previous Section or obtained electronically from the Securities and Exchange Commission's Internet website (http://www.sec.gov).

        INFORMATION ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

     Proxies are being solicited by the Board of North Track, on behalf of the North Track Fund. The proxies will be voted at the special meeting of shareholders of the North Track Fund to be held at 10:00 a.m., on April 28, 2005 at the offices of B.C. Ziegler and Company, 250 East Wisconsin Avenue, Suite 2000, Milwaukee, Wisconsin (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").

     The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by FIMCO or its affiliates and Ziegler, and not by the Funds. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of each Fund, or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, facsimile or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. FIMCO or its affiliates and Ziegler may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

     The purpose of the Special Meeting is set forth in the accompanying Notice. The Board of Directors of North Track knows of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Prospectus/Proxy Statement and the enclosed proxy card are expected to be mailed on or about March 11, 2005, to shareholders of record at the close of business on March 1, 2005 (the "Record Date").

     The Prospectus for the Federated Fund, dated April 30, 2004, and the Annual and Semi-Annual Reports for the Federated Fund, which contain audited financial statements for the fiscal year ended February 29, 2004 and unaudited financial statements for the six-month period ended August 31, 2004, respectively, accompany this Prospectus/Proxy Statement. The Prospectus for the North Track Fund dated March 1, 2004, and the Annual Report for the North Track Fund, which contains audited financial statements for the fiscal year ended October 31, 2004, were previously mailed to shareholders of the North Track Fund. The Funds will promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy Statement is delivered, additional copies of the Prospectus, Annual Report and/or the Semi-Annual Report for the Federated Fund and the Prospectus and Annual Report for the North Track Fund. Requests may be made in writing to the Federated Fund's and the North Track Fund's principal executive offices or by calling the Federated Fund or the North Track Fund. The principal executive offices for the Federated Fund and North Track are located at 5800 Corporate Drive, Pittsburgh, Pennsylvania and 250 East Wisconsin Avenue, Suite 2000, Milwaukee, Wisconsin 53202, respectively. The Federated Fund's toll-free telephone number is 1-800-341-7400 and North Track's toll-free telephone number is 1-800-826-4600.



     Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of the North Track Fund is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. As of the Record Date, there were a total of 2,372,121 shares of the North Track Fund outstanding.

     Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matter set forth in the attached Notice.

     The North Track Fund shareholders will vote on the approval of the Plan. In order to hold the Special Meeting, a "quorum" of shareholders of the North Track Fund must be present. Holders of at least one-third of the total number of shares of the North Track Fund outstanding as of the Record Date, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposal.



     Approval of the Reorganization with respect to the North Track Fund requires the vote of a majority of the outstanding shares of the North Track Fund entitled to vote on the proposal.

     For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of each proposal.

     If a quorum for the Special Meeting of the North Track Fund is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to the proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. A shareholder vote may be taken on the proposal in this Prospectus/Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

               SHARE OWNERSHIP OF THE FUNDS AND CERTAIN INTERESTS

Federated Fund

     As of the Record Date, officers and directors of the Federated Fund owned less than 1% of the Fund's outstanding shares.

     At the close of business on the Record Date, the following persons owned beneficially or of record as indicated, to the knowledge of management, more than 5% of the outstanding shares of each class of the Federated Fund:



Class A Shares: Edward Jones & Co., Maryland Heights, Missouri (8.85%); MLPF&S, Jacksonville, FL (24.68%).

Class B Shares: MLPF&S, Jacksonville, Florida (7.13%); Citigroup Global Markets Inc., New York, New York (12.65%).

Class C Shares: MLPF&S, Jacksonville, Florida (42.19%).

Class F Shares: MLPF&S, Jacksonville, Florida (33.94%).

Upon consummation of the reorganization, such persons would own shares as follows based upon information as of the Record Date:

Class A Shares: Edward Jones & Co., Maryland Heights, Missouri (6.09%); MLPF&S, Jacksonville, FL (17.00%).

Class B Shares: MLPF&S, Jacksonville, Florida (7.13%); Citigroup Global Markets Inc., New York, New York (12.65%).

Class C Shares: MLPF&S, Jacksonville, Florida (42.19%).

Class F Shares: MLPF&S, Jacksonville, Florida (33.94%).

Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

North Track Fund

     As of the Record Date, the officers and directors of the North Track Fund, as a group, owned less than 1% of the outstanding shares of the Fund.

     At the close of business on the Record Date, the following persons owned beneficially or of record as indicated, to the knowledge of management, more than 5% of the outstanding shares of each class of the North Track Fund:

Class A Shares: Sisters of the Divine Redeemer, Elizabeth, Pennsylvania (24.96%); Leesport Bank, Wyomissing, Pennsylvania (5.13%).

Class B Shares: Edward D. Jones and Co., Maryland Heights, Missouri (8.05%); FBW Inc., Riverdale, Maryland (5.66%); National Investor Services, New York, New York (5.26%); PFPC, Allentown, Pennsylvania (5.11%).

Class C Shares: Mary E. List, Sycamore, Illinois (24.64%); PFPC, West Bend, Wisconsin (6.94%); Pershing LLC, Jersey City, New Jersey (6.38%); PFPC, Eau Claire, Wisconsin (5.60%).

           OTHER MATTERS AND DISCRETION OF PERSONS NAMED IN THE PROXY


     The North Track Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a Proxy Statement for the next meeting of shareholders should send their written proposals to the North Track Fund, 250 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202, so that they are received within a reasonable time before any such meeting.

     No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the North Track Fund.

------------------------------------------------------------------------------
SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.
------------------------------------------------------------------------------


                                                                       EXHIBIT A


                           NORTH TRACK GOVERNMENT FUND

                      AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of February 2, 2005, between NORTH TRACK FUNDS, INC., a Maryland corporation ("North Track"), on behalf of NORTH TRACK GOVERNMENT FUND ("Acquired Fund"), and FEDERATED GOVERNMENT INCOME SECURITIES, INC. a Maryland corporation ("Federated" or "Acquiring Fund"). (Acquired Fund and Acquiring Fund are sometimes referred to herein individually as a "Fund" and collectively as the "Funds," and North Track and Federated are sometimes referred to herein individually as an "Investment Company" and collectively as the "Investment Companies.")

     The  Investment  Companies  wish to effect a  reorganization  described  in
Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"), and intend this Agreement to be, and adopt it as, a "plan of reorganization" within the meaning of the regulations under the Code ("Regulations"). The reorganization will consist of (1) the transfer of the assets (net of cash sufficient to satisfy those liabilities described in Section 1.2 hereof) of the Acquired Fund to the Acquiring Fund in exchange solely for the Acquiring Fund's issuance to the Acquired Fund of "Class A" shares of common stock of the Acquiring Fund, (2) the distribution of those shares to the Acquired Fund's shareholders in liquidation of the Acquired Fund, and (3) the termination of the Acquired Fund, all on the terms and conditions hereinafter set forth in this Agreement. (All such transactions are referred to herein as the "Reorganization.")

     All agreements, representations, actions, obligations, and covenants described herein made or to be taken or undertaken by the Funds are made and shall be taken or undertaken by North Track on Acquired Fund's behalf and by Federated on Acquiring Fund's behalf.

     Acquired Fund's shares are divided into three classes, designated "Class A," "Class B" and "Class C" shares ("Acquired Fund Shares"). Acquiring Fund's shares are divided into four classes, designated "Class A," "Class B," "Class C" and "Class F" shares. Under the terms of this Reorganization the Acquired Fund Shares (regardless of class) will be exchanged for Class A shares of the Acquiring Fund ("Acquiring Fund Shares").

     In consideration of the mutual promises contained herein, the parties agree as follows:

     1. PLAN OF REORGANIZATION AND TERMINATION

     1.1. Acquired Fund agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to Acquiring Fund. Acquiring Fund agrees in exchange therefor, to issue and deliver to Acquired Fund the number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares determined by dividing Acquired Fund's net value (computed as set forth in paragraph 2.1) ("Acquired Fund Value") by the net asset value ("NAV") of an Acquiring Fund Share (computed as set forth in paragraph 2.2). Such transactions shall take place at the Closing (as defined in paragraph 3.1).

     1.2. The Assets shall include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Acquired Fund's books, and other property Acquired Fund owns at the Effective Time (as defined in paragraph 3.1), less any cash sufficient to satisfy any Liabilities (as defined in Section 1.3 hereof) that have not been paid by the Effective Time as shown on a balance sheet as of the Effective Time.

     1.3. Acquired Fund agrees to use all reasonable efforts to discharge all its Liabilities before the Effective Time and shall, in any event, discharge them promptly following the Effective Time. The "Liabilities" shall include all of Acquired Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Agreement. Acquiring Fund shall not assume any of the Liabilities.

     1.4. At or immediately before the Effective Time, Acquired Fund shall declare and pay to its shareholders a dividend and/or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its investment company taxable income (as defined in Section 852(b)(2) of the Code, computed without regard to any deduction for dividends paid) and substantially all of its realized net capital gain (as defined in Section 1222(11)), if any, for the current taxable year through the Effective Time.

     1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Acquired Fund shall distribute the Acquiring Fund Shares it receives pursuant to paragraph 1.1 to its shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Acquired Fund Shares. Such distribution shall be accomplished by Federated's transfer agent's opening accounts on Acquiring Fund's share transfer books in the Shareholders' names and transferring such Acquiring Fund Shares thereto. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares due that Shareholder, based on the value of the Acquired Fund Shares owned by that Shareholder immediately prior to the Effective Time. All outstanding Acquired Fund Shares, including any represented by certificates, shall simultaneously be canceled on Acquired Fund's share transfer books. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

     1.6. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, but in all events within six months after the Effective Time, Acquired Fund shall be terminated as a series of North Track and any further actions shall be taken in connection therewith as required by applicable law.

     1.7. Any reporting responsibility of Acquired Fund to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

     1.8. Any transfer taxes payable on issuance of Acquiring Fund Shares in a name other than that of the registered holder on Acquired Fund's share transfer books of the Acquired Fund Shares constructively exchanged therefor shall be paid by the person to whom such Acquiring Fund Shares are to be issued, as a condition of such transfer.

     2. VALUATION

     2.1. For purposes of paragraph 1.1, Acquired Fund's net value shall be the value of the Assets computed as of the close of regular trading on the New York Stock Exchange ("NYSE") on the date of the Closing ("Valuation Time"), using the valuation procedures set forth in its then-current prospectus and statement of additional information ("SAI").

     2.2. For purposes of paragraph 1.1, the NAV per share of the Acquiring Fund Shares shall be computed as of the Valuation Time, using the valuation procedures set forth in Acquiring Fund's then-current prospectus and SAI.

     2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of the custodians and transfer agents of the Funds.

     3. CLOSING AND EFFECTIVE TIME

     3.1. The Reorganization, together with related acts necessary to consummate it ("Closing"), shall occur at the Investment Companies' principal offices on or about April 29, 2005, or at such other place and/or on such other date as to which they may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the Investment Companies may agree ("Effective Time"). If, immediately before the Valuation Time, (a) the NYSE is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of Acquired Fund's net value and/or the NAV of the Acquiring Fund Share of any class is impracticable, the Effective Time shall be postponed until the first business day after the day when such trading has been fully resumed and such reporting has been restored.

     3.2. North Track shall deliver at the Closing a certificate of its Chief Financial Officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Acquired Fund to Acquiring Fund, as reflected on Acquiring Fund's books immediately after the Closing, does or will conform to such information on Acquired Fund's books immediately before the Closing. North Track's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets it holds will be transferred to Acquiring Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

     3.3. North Track shall deliver to Federated at the Closing a list of the names and addresses of the Shareholders and the number of outstanding Acquired Fund Shares owned by each Shareholder, all as of the Effective Time, certified by North Track's Secretary. Federated's transfer agent shall deliver at the Closing a certificate as to the opening of accounts in the Shareholders' names on Acquiring Fund's share transfer books. Federated shall issue and deliver a confirmation to North Track evidencing the Acquiring Fund Shares to be credited to Acquired Fund and subsequently to the Shareholders at the Effective Time or provide evidence satisfactory to North Track that such Acquiring Fund Shares have been credited to Acquired Fund's account and subsequently to the Shareholders' accounts on Acquiring Fund's share transfer books. At the Closing, each party shall deliver to the other bills of sale, checks, assignments, stock certificates, receipts, or other documents the other party or its counsel reasonably requests.

     3.4. Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

     4. REPRESENTATIONS AND WARRANTIES

     4.1. North Track, on behalf of the Acquired Fund, represents and warrants to Federated as follows:

     4.1.1. North Track is a corporation that is duly organized, validly existing, and in good standing under the laws of the State of Maryland; and its Articles of Incorporation, as amended and supplemented ("Articles"), are on file with that state's Department of Assessments and Taxation;

     4.1.2. North Track is duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and such registration is in full force and effect;

     4.1.3. Acquired Fund is a duly established and designated series of North Track;

     4.1.4. At the Closing, Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances (except securities that are subject to "securities loans" as referred to in Section 851(b)(2) of the Code and except securities with contractual or legal restrictions on transfer); and on delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto;

     4.1.5. Acquired Fund's current prospectus and SAI conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended ("1933 Act"), and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     4.1.6. Acquired Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Maryland law or any provision of its Articles or North Track's By-Laws or of any agreement, instrument, lease, or other undertaking to which North Track (with respect to Acquired Fund) is a party or by which it (with respect to Acquired Fund) is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which North Track (with respect to Acquired
Fund) is a party or by which it (with respect to Acquired Fund) is bound, except as otherwise disclosed in writing to and accepted by Federated;

     4.1.7. Except as otherwise disclosed in writing to and accepted by Federated, all material contracts and other commitments of or applicable to Acquired Fund (other than this Agreement and investment contracts, including options, futures, and forward contracts included on the Acquired Fund's books) will be terminated in accordance with the provisions of Section 1.3 at or before the Effective Time, without either Fund's incurring any liability or penalty with respect thereto;

     4.1.8. Except as otherwise disclosed in writing to and accepted by Federated, (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to North Track's knowledge) threatened against North Track (with respect to Acquired Fund) or any of its properties or assets attributable or allocable to Acquired Fund that, if adversely determined, would materially and adversely affect Acquired Fund's financial condition or the conduct of its business and (b) North Track knows of no facts that might form a reasonable basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

     4.1.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of North Track's board of directors. Subject to the approval of the shareholders of Acquired Fund, and assuming the due authorization, execution and delivery of this Agreement by Federated, this Agreement will constitute the valid and legally binding obligation of North Track (with respect to Acquired Fund), enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law);

     4.1.10. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, or the 1940 Act (collectively, "Federal Securities Laws") for North Track's execution or performance of this Agreement, except for (a) the filing with the Securities and Exchange Commission ("SEC") of a registration statement by Federated on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto ("Registration Statement"), including therein a prospectus and proxy statement and any supplements or amendments thereto ("Prospectus/Statement"), (b) the filing of one or more supplements to the then-current prospectus or SAI of Acquired Fund, and (c) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

     4.1.11. On the effective date of the Registration Statement, the date of the special meeting of Acquired Fund shareholders to approve this Agreement and the Reorganization, and at the Effective Time, the Registration Statement, including the Prospectus/Statement, only insofar as it related to North Track or Acquired Fund, will (a) comply in all material respects with the applicable provisions of the Federal Securities Laws and the regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Registration Statement or the Prospectus/Statement made in reliance on and in conformity with information furnished by Federated for use therein;

     4.1.12. Acquired Fund incurred the Liabilities in the ordinary course of its business; and there are no Liabilities other than Liabilities disclosed or provided for in the Acquired Fund's financial statements referred to in paragraph 4.1.18 and Liabilities incurred by Acquired Fund in the ordinary course of business subsequent to October 31, 2004, or otherwise disclosed to Federated, none of which has been materially adverse to the business, assets or results of Acquired Fund's operations;

     4.1.13. Acquired Fund is a "fund" as defined in Section 851(g)(2) of the Code; it qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing; and Acquired Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

     4.1.14. Acquired Fund is not under the jurisdiction of a court in a "title 11 or similar case" (as defined in Section 368(a)(3)(A) of the Code);

     4.1.15. Not more than 25% of the value of Acquired Fund's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

     4.1.16. During the five-year period ending at the Effective Time, (a) neither Acquired Fund nor any person "related" (as defined in Section 1.368-1(e)(3) of the Regulations) to it will have acquired Acquired Fund Shares, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than the Acquiring Fund Shares or Acquired Fund Shares, except for shares redeemed in the ordinary course of Acquired Fund's business as a series of an open-end investment company as required by Section 22(e) of the 1940 Act, and (b) no distributions will have been made with respect to Acquired Fund Shares, other than normal, regular dividend distributions made pursuant to Acquired Fund's historic dividend-paying practice and other distributions that qualify for the deduction for dividends paid (within the meaning of Section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code;

     4.1.17. Acquired Fund's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended October 31, 2003, have been timely filed and all taxes payable pursuant to those returns have been timely paid, and Acquired Fund has been granted an extension until September 15, 2005 with respect to the filing of its federal and state income tax returns for the taxable year ended October 31, 2004; and

     4.1.18. North Track's audited financial statements for the year ended October 31, 2004 fairly represent Acquired Fund's financial position as of such date and the results of its operations and changes in its net assets for the period then ended.

     4.2. Federated, on behalf of Acquiring Fund, represents and warrants to North Track as follows:

     4.2.1. Federated is a corporation that is duly organized, validly existing, and in good standing under the laws of the State of Maryland; and its Articles are on file with that state's Department of Assessments and Taxation;

     4.2.2. Federated is duly registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

     4.2.3. Acquiring Fund is a duly established and designated series of Federated, and Federated currently has no other series;

     4.2.4. No consideration other than the Acquiring Fund Shares will be issued to Acquired Fund shareholders in exchange for the Assets in the Reorganization;

     4.2.5. The Acquiring Fund Shares to be issued and delivered to Acquired Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein (including the receipt of consideration in exchange therefor exceeding their par value), will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable by Federated;

     4.2.6. Acquiring Fund's current prospectus and SAI conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     4.2.7. Acquiring Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Maryland law or any provision of any provision of its Articles or Federated's By-Laws or of any agreement, instrument, lease, or other undertaking to which Federated (with respect to Acquiring Fund) is a party or by which it (with respect to Acquiring Fund) is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Federated (with respect to Acquiring Fund) is a party or by which it (with respect to Acquiring
Fund) is bound, except as otherwise disclosed in writing to and accepted by North Track;

     4.2.8. Except as otherwise disclosed in writing to and accepted by North Track, (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Federated's knowledge) threatened against Federated (with respect to Acquiring Fund) or any of its properties or assets North Track (with respect to Acquired Fund) or any of its properties or assets attributable or allocable to Acquired Fund that, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business and (b) Federated knows of no facts that might form a reasonable basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

     4.2.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Federated's board of directors (together with North Track's board of directors, "Boards"). Subject to approval of the shareholders of Acquired Fund, and assuming the due authorization, execution and delivery of this Agreement by North Track, this Agreement constitutes the valid and legally binding obligation of Federated (with respect to Acquiring Fund), enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law);

     4.2.10. No governmental consents, approvals, authorizations, or filings are required under the Federal Securities Laws for Federated's execution or performance of this Agreement, except for (a) the filing with the SEC of the Registration Statement, (b) the filing of one or more supplements to the then-current prospectus or SAI of Acquiring Fund as may be required, and (c) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

     4.2.11. On the effective date of the Registration Statement, the date of the special meeting of Acquired Fund shareholders to approve this Agreement and the Reorganization, and at the Effective Time, the Registration Statement, including the Prospectus/Statement, only insofar as it relates to Federated or Acquiring Fund, will (a) comply in all material respects with the applicable provisions of the Federal Securities Laws and the regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Registration Statement or the Prospectus/Statement made in reliance on and in conformity with information furnished by North Track for use therein;

     4.2.12. Acquiring Fund is a "fund" as defined in Section 851(g)(2) of the Code; it qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; it intends to continue to meet all such requirements for the next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

     4.2.13. Following the Reorganization, Acquiring Fund (a) will continue Acquired Fund's "historic business" (within the meaning of Section 1.368-1(d)(2) of the Regulations) and (b) will use a significant portion of Acquired Fund's "historic business assets" (within the meaning of Section 1.368-1(d)(3) of the Regulations) in a business; moreover, Acquiring Fund (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

     4.2.14. There is no plan or intention for Acquiring Fund to be dissolved or merged into another business or statutory trust or North Track or any "fund" thereof (as defined in Section 851(g)(2) of the Code) following the Reorganization, and Acquiring Fund is not under the jurisdiction of a court in a "title 11 or similar case" (as defined in Section 368(a)(3)(A) of the Code);

     4.2.15. Immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

     4.2.16. Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any Acquired Fund Shares;

     4.2.17. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does Acquiring Fund, or any person "related" (within the meaning of Section 1.368-1(e)(3) of the Regulations) to it, have any plan or intention to acquire -- during the five-year period beginning at the Effective Time, either directly or through any transaction, agreement, or arrangement with any other person -- with consideration other than the Acquiring Fund Shares, any Acquiring Fund Shares issued to the Shareholders pursuant to the Reorganization, except for redemptions in the ordinary course of such business as required by Section 22(e) of the 1940 Act;

     4.2.18. During the five-year period ending at the Effective Time, neither Acquiring Fund nor any person "related" (as defined in Section 1.368-1(e)(3) of the Regulations) to it will have acquired any Acquired Fund Shares with consideration other than the Acquiring Fund Shares;

     4.2.19. Acquiring Fund's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the most recent taxable year ended February 29, 2004, have been timely filed and all taxes payable pursuant to such returns have been timely paid;

     4.2.20. Federated's audited financial statements for the year ended February 29, 2004, and unaudited financial statements for the six months ended August 31, 2004, fairly represent Acquiring Fund's financial position as of each such date and the results of its operations and changes in its net assets for the periods then ended; and

     4.2.21. If the Reorganization is consummated, Acquiring Fund will treat each Shareholder that receives Acquiring Fund Shares in connection with the Reorganization as having made a minimum initial purchase of such shares for the purpose of making additional investments therein, regardless of the value of the shares so received and as having paid the maximum sales charge applicable to purchases of Class A shares of Acquiring Fund.

     4.3. Each Investment Company represents and warrants to the other Investment Company (and (1) to Reed Smith LLP for purposes of the opinion described in Section 6.4 and to (2) Quarles & Brady LLP for purposes of the opinion described in Section 6.6 hereof) as follows:

     4.3.1. The fair market value of the Acquiring Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Acquired Fund Shares it constructively surrenders in exchange therefor;

     4.3.2. Its management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (1) any portion of their Acquired Fund Shares before the Reorganization to any person "related" (within the meaning of Section 1.368-1(e)(3) of the Regulations) to either Fund or (2) any portion of the Acquiring Fund Shares they receive in the Reorganization to any person "related" (within such meaning) to Acquiring Fund, (b) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Acquired Fund as a series of an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (d) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

     4.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

     4.3.4. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

     4.3.5. Pursuant to the Reorganization, Acquired Fund will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Acquired Fund held immediately before the Reorganization. For the purposes of this representation, any amounts Acquired Fund uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions in the ordinary course of its business required by Section 22(e) of the 1940 Act and (b) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under Section 4982 of the Code) will be included as assets it held immediately before the Reorganization;

     4.3.6. None of the compensation received by any Shareholder who is an employee of or service provider to Acquired Fund will be separate consideration for, or allocable to, any of the Acquired Fund Shares such Shareholder held; none of the Acquiring Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

     4.3.7. Immediately after the Reorganization, the Shareholders will not own shares constituting "control" (as defined in Section 304(c) of the Code) of Acquiring Fund;

     4.3.8. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rule. 73-54, 1973-1 C.B. 187) ("Reorganization Expenses"); and

     4.3.9. The aggregate value of the acquisitions, redemptions, and distributions limited by paragraphs 4.1.16, 4.2.17, and 4.2.18 will not exceed 50% of the value (without giving effect to such acquisitions, redemptions, and distributions) of the proprietary interest in Acquired Fund at the Effective Time.

     5. COVENANTS

     5.1. Each Investment Company covenants to operate its respective Fund's business in the ordinary course between the date hereof and the Closing, it being understood that:

     (a) such ordinary course will include declaring and paying customary dividends and other distributions and such changes in operations as are contemplated by each Fund's normal business activities and

     (b) each Fund will retain exclusive control of the composition of its portfolio until the Closing; provided that Acquired Fund shall not dispose of more than an insignificant portion of its historic business assets (as defined above) during such period, other than dispositions in the ordinary course of business, without Acquiring Fund's prior consent; and, subject to their fiduciary duties to their respective shareholders and the Funds' respective investment objectives, strategies, policies and limitations, the Investment Companies shall coordinate the Funds' respective portfolios so that the transfer of the Assets to Acquiring Fund will not cause it to fail to be in compliance with all of its investment policies and restrictions immediately after the Closing.

     5.2. North Track covenants that the Acquiring Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

     5.3. North Track covenants that it will assist Federated in seeking to obtain information Federated reasonably requests concerning the beneficial ownership of Acquired Fund Shares.

     5.4. North Track covenants that its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) regarding Acquired Fund will be turned over to Federated at the Closing.

     5.5.  Each  Investment  Company  covenants to  cooperate  in preparing  the
Registration   Statement  and  the   Prospectus/Statement   in  compliance  with
applicable Federal Securities Laws.

     5.6. Each Investment Company covenants that it will, from time to time, as and when requested by the other Investment Company, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken all further action, the other Investment Company may deem necessary or desirable in order to vest in, and confirm to, (a) Federated, on Acquiring Fund's behalf, title to and possession of all the Assets, and (b) North Track, on Acquired Fund's behalf, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

     5.7. Federated covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such state securities laws it may deem appropriate in order to continue Acquiring Fund's operations after the Effective Time.

     5.8. Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

     6. CONDITIONS PRECEDENT

     Each Investment Company's obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of the Effective Time, and
(c) the following further conditions that, at or before the Effective Time:

     6.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards, and by the shareholders of Acquired Fund.

     6.2. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and the SEC shall not have issued an unfavorable report with respect to the Reorganization under Section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under Section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Investment Company may for itself waive any of such conditions.

     6.3. At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

     6.4. North Track shall have received an opinion of Reed Smith LLP substantially to the effect that:

     6.4.1. Acquiring Fund is a duly established series of Federated, a Maryland corporation duly organized and validly existing under the laws of the State of Maryland with power under its Articles and Bylaws to own all its properties and assets and to carry on its business as presently conducted;

     6.4.2. This Agreement (a) has been duly authorized, executed, and delivered by Federated on Acquiring Fund's behalf and (b) assuming due authorization, execution, and delivery of this Agreement by North Track on Acquired Fund's behalf, is a valid and legally binding obligation of Federated with respect to Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law);

     6.4.3. The Acquiring Fund Shares to be issued and distributed to the Shareholders under this Agreement, assuming their due delivery as contemplated by this Agreement and the receipt of consideration in exchange therefor exceeding their par value, will be duly authorized and validly issued and outstanding and fully paid and non-assessable by Federated;

     6.4.4. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate any provision of Federated's Articles or By-Laws or of any agreement (known to Reed Smith LLP, without any independent inquiry or investigation) to which Federated (with respect to Acquiring Fund) is a party or by which it (with respect to Acquiring Fund) is bound or (to Reed Smith LLP knowledge, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Federated (with respect to Acquiring Fund) is a party or by which it (with respect to Acquiring Fund) is bound, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by North Track;

     6.4.5. To Reed Smith LLP's knowledge (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Federated on Acquiring Fund's behalf of the transactions contemplated herein, except such as have been obtained under the Federal Securities Laws and such as may be required under state securities laws;

     6.4.6. Federated is registered with the SEC as an investment company, and to Reed Smith LLP's knowledge no order has been issued or proceeding instituted to suspend such registration; and

     6.4.7. To Reed Smith LLP's knowledge (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Federated (with respect to Acquiring Fund) or any of its properties or assets attributable or allocable to Acquiring Fund and (b) Federated (with respect to Acquiring Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects or is reasonably likely to materially and adversely affect Acquiring Fund's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by North Track.

     In rendering such opinion, Reed Smith LLP may (1) rely, as to matters governed by the laws of the State of Maryland, on an opinion of competent Maryland counsel, and assume for purposes of the enforceability opinion that the laws of Maryland are identical to the laws of Pennsylvania, (1) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (2) limit such opinion to applicable federal and state law, and (3) define the word "knowledge" and related terms to mean the knowledge of attorneys then with Reed Smith LLP who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

     6.5. Federated shall have received an opinion of Quarles & Brady LLP substantially to the effect that:

     6.5.1. Acquired Fund is a duly established series of North Track, a corporation that is duly organized, validly existing, and in good standing under the laws of the State of Maryland with power under the Articles to own all its properties and assets and, to Quarles & Brady LLP's knowledge, to carry on its business as presently conducted;

     6.5.2. This Agreement (a) has been duly authorized, executed, and delivered by North Track on Acquired Fund's behalf and (b) assuming due authorization, execution, and delivery of this Agreement by Federated on Acquiring Fund's behalf, is a valid and legally binding obligation of North Track with respect to Acquired Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law);

     6.5.3. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate any provision of North Track's Articles or By-Laws or of any agreement (known to Quarles & Brady LLP, without any independent inquiry or investigation) to which North Track (with respect to Acquired Fund) is a party or by which it (with respect to Acquired Fund) is bound or (to Quarles & Brady LLP's knowledge, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which North Track (with respect to Acquired Fund) is a party or by which it (with respect to Acquired Fund) is bound, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Federated;

     6.5.4. To Quarles & Brady LLP's knowledge (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by North Track on Acquired Fund's behalf of the transactions contemplated herein, except such as have been obtained under the Federal Securities Laws and such as may be required under state securities laws;

     6.5.5. North Track is registered with the SEC as an investment company, and to Quarles & Brady LLP's knowledge no order has been issued or proceeding instituted to suspend such registration; and

     6.5.6. To Quarles & Brady LLP's knowledge (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to North Track (with respect to Acquired Fund) or any of its properties or assets attributable or allocable to Acquired Fund and (b) North
Track (with respect to Acquired Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects or is reasonably likely to materially and adversely affect Acquired Fund's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Federated.

     In rendering such opinion, Quarles & Brady LLP may (1) rely, as to matters governed by the laws of the State of Maryland, on an opinion of competent Maryland counsel, and assume for purposes of the enforceability opinion that the laws of Maryland are identical to the laws of Wisconsin, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with Quarles & Brady LLP who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

     6.6. Each Investment Company shall have received an opinion of Quarles & Brady LLP, addressed to and in form and substance reasonably satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, Quarles & Brady LLP may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Quarles & Brady LLP may treat as representations and warranties made to it, and in separate letters addressed to Quarles & Brady LLP and the certificates delivered pursuant to paragraph 3.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the
Reorganization in accordance with this Agreement, for federal income tax purposes:

     6.6.1. Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares, followed by Acquired Fund's distribution of those shares pro rata to the Shareholders constructively in exchange for their Acquired Fund Shares, will qualify as a "reorganization" (as defined in Section 368(a)(1)(C) of the Code), and each Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

     6.6.2. Acquired Fund will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Acquired Fund Shares in liquidation of Acquired Fund pursuant to the Reorganization;

     6.6.3.  Acquiring Fund will recognize no gain or loss on its receipt of the
Assets  in  exchange   solely  for  Acquiring   Fund  Shares   pursuant  to  the
Reorganization;

     6.6.4. The tax basis of each Asset acquired by Acquiring Fund pursuant to the Reorganization's basis in each Asset will be the same as the tax basis of such Assets to Acquired Fund immediately prior to the Reorganization, and the holding period of each Asset in the hands of Acquiring Fund will include the period during which such Asset was held by Acquired Fund;

     6.6.5. The Shareholders will recognize no gain or loss on the constructive exchange of their Acquired Fund Shares for Acquiring Fund Shares pursuant to the Reorganization; and

     6.6.6. The aggregate tax basis in the Acquiring Fund Shares received by each Shareholder in the Reorganization will be the same as the aggregate tax basis in its Acquired Fund Shares held by such Shareholder immediately prior to the Reorganization, and the holding period for the Acquiring Fund Shares to be received by each such Shareholder will include the period during which the Acquired Fund Shares exchanged therefore were held by such Shareholder (provided Acquired Fund Shares were held as capital assets at the Effective Time).

     Notwithstanding subparagraphs 6.6.2 and 6.6.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

     At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraph 6.1) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

     7. BROKERAGE FEES AND EXPENSES

     7.1. Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     7.2. Federated Investors, Inc., the parent of the investment adviser to Acquiring Fund, and B.C. Ziegler and Company, the investment adviser to Acquired Fund, or their respective affiliates will bear the total Reorganization Expenses in accordance with a separate Agreement among B.C. Ziegler and Company, The Ziegler Companies, Inc. and Federated Investors, Inc. dated as of February 2, 2005.

     8. ENTIRE AGREEMENT; NO SURVIVAL

     Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

     9. TERMINATION OF AGREEMENT

     This  Agreement  may be  terminated  at any time at or before the Effective
Time:

     9.1. By either Investment Company (a) in the event of the other Investment Company's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before May 30, 2005; or

     9.2. By the Investment Companies' mutual agreement.

     In the event of termination under paragraphs 9.1(c) or 9.2, there shall be no liability for damages on the part of either Investment Company, or the directors or officers thereof, to the other Investment Company.

     10. AMENDMENT

     This Agreement may be amended, modified, or supplemented at any time in any manner mutually agreed on in writing by the Investment Companies; provided that no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders' interests.

     11. MISCELLANEOUS

     11.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

     11.2. Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or North Track other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     11.3 The parties acknowledge that each Investment Company is a Maryland corporation. Notice is hereby given that this instrument is executed by each Investment Company's officer's and directors solely in their capacities as officers and directors, and not individually, and solely on behalf of its respective Fund, and that neither Investment Company's obligations under this instrument is binding on or enforceable against any of its respective officers, directors or shareholders or any series of such Investment Company other than Acquiring Fund in the case of Federated and Acquired Fund in the case of North Track but are only binding on and enforceable against the property of its respective Fund. Each Investment Company agrees that, in asserting any rights or claims under this Agreement, it shall look only to the property of the respective Fund of the other Investment Company in settlement of such rights or claims and not to the other Investment Company's directors, officers, or shareholders.

     11.4. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.


     IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the date first written above.

                    NORTH TRACK FUNDS, INC.


                    By:  /s/ David G. Stoeffel
                         -------------------------------------

                    Name:  David G. Stoeffel
                           -----------------------------------

                    Title:     President
                               -------------------------------


                    FEDERATED GOVERNMENT INCOME SECURITIES, INC.


                    By:  /s/ John W. McGonigle
                         -------------------------------

                    Name:  John W. McGonigle
                          ------------------------------

                    Title:    Executive Vice President and Secretary



















                       STATEMENT OF ADDITIONAL INFORMATION



                                 March 10, 2005



                          Acquisition of the assets of



                           NORTH TRACK GOVERNMENT FUND

                     a portfolio of North Track Funds, Inc.

                            (A Maryland Corporation)


                             North Track Funds, Inc.
                             250 East Wisconsin Ave.
                                   Suite 2000
                           Milwaukee, Wisconsin 53202
                          Telephone No: 1-800-826-4600



                        By and in exchange for Shares of



                  FEDERATED GOVERNMENT INCOME SECURITIES, INC.

                            (A Maryland Corporation)


                            Federated Investors Funds
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000
                          Telephone No: 1-800-341-7400



     This Statement of Additional Information dated March 10, 2005, is not a prospectus. A Prospectus/Proxy Statement dated March 10, 2005 related to the above-referenced matter may be obtained from Federated Government Income Securities, Inc., Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.


                                TABLE OF CONTENTS



1.   Statement  of  Additional   Information  of  Federated   Government  Income
     Securities, Inc. dated April 30, 2004.

2. Statement of Additional Information of North Track Government Fund, a portfolio of North Track Funds, Inc., dated March 1, 2005.

3. Financial Statements of Federated Government Income Securities, Inc., dated February 29, 2004 (audited).

4. Financial Statements of Federated Government Income Securities, Inc., dated August 31, 2004 (unaudited).

5. Financial Statements of North Track Government Fund, dated October 31, 2004 (audited).

Pursuant to Item 14(a) of Form N-14, the pro forma financial statements required by Rule 11-01 or Regulation S-K have not been prepared to reflect the proposed acquisition of the assets of North Track Government Fund by Federated Government Income Securities, Inc. because the net assets of North Track Government Fund do not exceed ten percent of the Federated Government Income Securities, Inc.'s net assets as January 21, 2005.




                      INFORMATION INCORPORATED BY REFERENCE



1.   Statement  of  Additional   Information  of  Federated   Government  Income
     Securities, Inc., dated April 30, 2004.

The Statement of Additional Information of Federated Government Income Securities, Inc., (the "Corporation"), is incorporated by reference to the Corporation's Post-Effective Amendment No. 44 to its Registration Statement on Form N-1A (File No. 811-3266), which was filed with the Securities and Exchange Commission on or about April 29, 2004.

2. Statement of Additional Information of North Track Government Fund, dated March 1, 2005.

The Statement of Additional Information of North Track Government Fund, a portfolio of North Track Funds, Inc. (the "Corporation"), is incorporated by reference to the Corporation's Post-Effective Amendment No. 74 to its Registration Statement on Form N-1A (File No. 33-12), which was filed with the Securities and Exchange Commission on or about February 9, 2005.

3. Financial Statements of Federated Government Income Securities, Inc. dated February 29, 2004.

The audited financial statements of the Federated Government Income Securities, Inc. dated February 29, 2004, including the Deloitte & Touche LLP Independent Auditor's Report dated April 7, 2004 related thereto, are incorporated by reference to the Annual Report to Shareholders of the Fund, which was filed with the Securities and Exchange Commission on Form N-CSR on or about April 27, 2004.

4. Financial Statements of North Track Government Fund, a portfolio of North Track Funds, Inc., dated October 31, 2004.

The audited financial statements of the North Track Government Fund dated October 31, 2004, including the Deloitte & Touche LLP Independent Auditor's Report dated December 20, 2004, are incorporated by reference to the Annual Report to Shareholders of the Fund, which was filed with the Securities and Exchange Commission pursuant on Form N-CSR on or about January 5, 2005.

5. Unaudited Financial Statements of Federated Government Income Securities, Inc., dated August 31, 2004.

The unaudited financial statements of the Federated Government Income Securities, Inc. dated August 31, 2004 are incorporated by reference to the Semi-Annual Report to Shareholders of the Fund which was filed with the Securities and Exchange Commission on Form N-CSR on or about October 28, 2004.




                             NORTH TRACK FUNDS, INC.

                           North Track Government Fund





Investment Adviser

B. C. ZIEGLER AND COMPANY

250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin

Distributor

B. C. ZIEGLER AND COMPANY

250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin

Administrator

B. C. ZIEGLER AND COMPANY

250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin










YOUR VOTE IS IMPORTANT
3 EASY WAYS TO VOTE YOUR PROXY:

By Telephone
1. Read the Proxy Statement and have the proxy card on reverse at hand.
2. Call 1-800-690-6903
3. Follow the simple instructions.

By Internet
1. Read the Proxy Statement and have the proxy card on reverse at hand.
2. Go to Website www.proxyweb.com
3. Follow the simple instructions.

By Mail
1. Read the Proxy Statement.
2. Check the appropriate box on the proxy card on the reverse side.
3. Sign and date the proxy card.
4. Return the proxy card in the envelope provided.




                           North Track Government Fund
                (a mutual fund series of North Track Funds, Inc.)

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                 April 28, 2005

This proxy is being solicited on behalf of the Board of Directors of North Track Funds, Inc. ("North Track") and relates to the proposal specifically relating to the North Track Government Fund, a mutual fund series of North Track. . The undersigned appoints as proxies David G. Stoeffel and Franklin P. Ciano and each of them (with power of substitution), to vote all the undersigned's shares of the North Track Government Fund at the Special Meeting of Shareholders of North Track Government Fund to be held on April 28, 2005 at 10 a.m., at the offices of B.C. Ziegler and Company, 250 East Wisconsin Avenue, Suite 2000, Milwaukee, Wisconsin, and any adjournment thereof (the "Meeting"), with all the power the undersigned would have if personally present.

The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" the proposal specified on the reverse side. This proxy also grants discretionary power to vote upon such other business as may properly come before the Meeting.

Your vote is important no matter how many shares you own. Please sign and date this proxy below and return it promptly in the enclosed envelope. In the alternative, you may vote your proxy either by calling 1-800-690-6903 or logging on to www.proxyweb.com, and following the simple instructions.

Please complete, sign and return this card as soon as possible.


Date______________________________


---------------------------------------------------
Signature (owner, trustee, custodian, etc.)   (Sign in the Box)

Please sign exactly as name appears hereon. If shares are held in the name of joint owners, at least one owner must sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.




Please fill in box as shown using black or blue ink or number 2 pencil: [X] PLEASE DO NOT USE FINE POINT PENS.

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NORTH TRACK GOVERNMENT FUND
(a mutual fund series of North Track Funds, Inc.)

Vote On Proposal                                       FOR   AGAINST   ABSTAIN

To approve a proposed Agreement and Plan of Reorganization pursuant to which Federated Government Income Securities, Inc. ("Federated Fund") would acquire all of the assets of the North Track Government Fund (less amounts sufficient to satisfy liabilities) in exchange solely for the issuance of Class A Shares of the Federated Fund, to be distributed pro rata by the North Track Government Fund to holders of its shares, in complete liquidation and termination of the North Track Government Fund.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IN THE ALTERNATIVE, YOU MAY VOTE YOUR PROXY BY CALLING 1-800-690-6903 AND FOLLOWING THE SIMPLE INSTRUCTIONS.